SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☐ Preliminary Information Statement	☐ Confidential, For Use of the Commission only (as permitted by Rule 14c-5(d)(2))

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SIMEX TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter)

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SIMEX TECHNOLOGIES, INC.

4545 Wieuca Road, Bldg 2

Atlanta, Georgia 30342

(404) 236-0134

INFORMATION STATEMENT PURSUANT TO SECTIONS 14(C) AND (F)

OF THE SECURITIES EXCHANGE ACT OF 1934

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being first mailed on or about February 11, 2008 to the holders of record (the “Stockholders”) of the outstanding common stock, $0.001 par value per share (the “Common Stock”) and the Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”) of Simex Technologies, Inc., a Delaware corporation (the “Company”), as of the close of business on February 6, 2008 (the "Record Date"), pursuant to Rules 14c-2 and 14f-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This Information Statement relates to a written consent in lieu of a meeting, dated December 14, 2007, (the “Written Consent”) of Stockholders of the Company owning at least a majority of the outstanding shares of Common Stock and Series A Preferred Stock of the Company, voting together as a single class on an as-converted to Common Stock basis, as of the Record Date (the “Majority Stockholders”).

The Written Consent authorized an amendment of our Certificate of Incorporation (the “Amendment”) to:

(i) increase our total authorized stock from 50,000,000 to 100,000,000 shares of Common Stock (the “Increase Amendment”);

(ii) effect and implement a 1-for-4 reverse split of the outstanding shares of our Common Stock (the “Reverse Split”); and

(iii) change our name to “College Tonight, Inc.” (the "Name Change Amendment"),

A copy of the Amendment is attached to this Information Statement as Appendix A.

The Written Consent constitutes the consent of a majority of the total number of shares of outstanding Common Stock and Series A Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, and is sufficient under Section 228(a) of the Delaware General Corporation Law and the Company’s Bylaws to approve the Amendment.  Accordingly, the Amendment is not presently being submitted to the Company’s other Stockholders for a vote. The action by Written Consent will become effective when the Company files the Amendment with the Delaware Secretary of State (the “Effective Date”).

This is not a notice of a meeting of Stockholders and no Stockholders meeting will be held to consider the matters described herein. This Information Statement is being furnished to you solely for the purpose of informing Stockholders of the matters described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C. Except as otherwise indicated by the context, references in this information statement to “Company,” “we,” “us,” or “our” are references to Simex Technologies, Inc.

By Order of the Board of Directors,

/s/ Zachary Suchin

Zachary Suchin

Chief Executive Officer

GENERAL INFORMATION

This Information Statement is being first mailed on or about February 11, 2008, to Stockholders of the Company by the board of directors to provide material information regarding corporate actions that have been approved by the Written Consent of the Majority Stockholders.

Only one Information Statement is being delivered to two or more Stockholders who share an address unless we have received contrary instruction from one or more of such Stockholders. We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company’s executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT AND RESTATEMENT OF OUR ARTICLES OF INCORPORATION.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock and Preferred Stock held of record by them.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE CONSENTING STOCKHOLDERS

Under the Delaware General Corporation Law, any action that can be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing.  The approval of the Amendment requires the affirmative vote or written consent of a majority of the issued and outstanding shares of Common Stock and Series A Preferred Stock, voting together as a single class.  Each Stockholder is entitled to one vote per share of Common Stock and forty votes per share of Series A Preferred Stock held of record on any matter which may properly come before the stockholders.

On the Record Date, the Company had 33,919,786 shares of Common Stock issued and outstanding with the holders thereof being entitled to cast one vote per share and 2,412,800 shares of Series A Preferred Stock with the holders thereof being entitled to cast forty votes per share.

On December 14, 2007, our board of directors (the “Board of Directors”) unanimously adopted a resolution approving the Amendment and recommended that the Stockholders approve the Amendment as set forth in Appendix A. In connection with the adoption of these resolutions, the board of directors elected to seek the written consent of the holders of a majority of our outstanding shares in order to reduce associated costs and implement the proposals in a timely manner.  Pursuant to Section 228(a) of the Delaware General Corporation Law, the Majority Stockholders voted in favor of the Amendment in a written consent dated December 14, 2007.  The Majority Stockholders are the record or beneficial owner of 1,712,500 shares of Series A Preferred Stock and no shares of Common Stock, which constitutes 52.52% of the votes of shares entitled to vote on the Amendment with the Common Stock and Series A Preferred Stock voting together as a single class, and was sufficient to approve the Amendment.  No consideration was paid for the consents.  The Majority Stockholders’ names, affiliation with the Company and beneficial holdings are as follows:

Name	Affiliation	Common Stock	Preferred Stock	Percentage (1)

Zachary Suchin	Director, Officer	-	806,250	24.73%
Jason Schutzbank	Director, Officer	-	806,250	24.73%
Milton Suchin	Director of Subsidiary	-	100,000	3.07%
		-	1,712,500	52.52%

(1)

Based on a total of 130,431,786 possible votes on the Amendment, derived from 33,919,786 shares of Common Stock entitled to one vote per share on the Amendment and 2,412,800 shares of Series A Preferred Stock entitled to forty (40) votes per share on the Amendment.

Accordingly, the Company has obtained all necessary corporate approvals in connection with the Amendment. The Company is not seeking written consent from any other Stockholders, and the other Stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising Stockholders of the action taken by written consent and giving Stockholders notice of such actions taken as required by the Exchange Act.

The Company will, when permissible following the expiration of the 20 day period mandated by Rule 14c and the provisions of the Delaware General Corporation Law, file the Amendment with the Delaware Secretary of State’s Office. The Amendment will become effective upon such filing and we anticipate that such filing will occur approximately 20 days after this Information Statement is first mailed to Stockholders.

The Increase Amendment has been effected for the primary purpose of facilitating an acquisition of College Tonight, Inc. (the “Acquisition”), which is described in the section entitled “Changes to Our Business and Change of Control” below. In addition to facilitating this transaction, the increase in our total authorized stock will also provide us with greater flexibility with respect to our capital structure for such purposes as additional equity financings and future stock based acquisitions.

The Reverse Split will reduce the number of issued and outstanding shares of our Common Stock and effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance. The Reverse Split has also been implemented to facilitate the Merger.

Our Board of Directors has determined that the change of our name to “College Tonight, Inc.” is in the best interest of Stockholders and will more accurately reflect, and allow us to engage in, our anticipated future business operations as described in our Current Report on Form 8-K dated November 29, 2007, attached hereto as Appendix B.

DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

The Company’s authorized capital currently consists of 50,000,000 shares of Common Stock and 5,000,000 shares of preferred stock.

Common Stock

Each outstanding share of Common Stock entitles the holder thereof to one vote per share on all matters. Common Stockholders do not have preemptive rights to purchase shares in any future issuance of our Common Stock. Upon our liquidation, dissolution or winding up, and after payment of creditors and preferred stockholders, if any, our assets will be divided pro-rata on a share-for-share basis among the holders of the shares of Common Stock.

The holders of shares of our Common Stock are entitled to dividends out of funds legally available when and as declared by our board of directors. Our board of directors has never declared a dividend and does not anticipate declaring a dividend in the foreseeable future. Should we decide in the future to pay dividends, as a holding company, our ability to do so and meet other obligations depends upon the receipt of dividends or other payments from our operating subsidiaries and other holdings and investments. In the event of our liquidation, dissolution or winding up, holders of our Common Stock are entitled to receive, ratably, the net assets available to stockholders after payment of all creditors.

All of the issued and outstanding shares of our Common Stock are duly authorized, validly issued, fully paid and non-assessable. To the extent that additional shares of our Common Stock are issued, the relative interests of existing Common Stockholders will be diluted.

Preferred Stock

We may issue shares of preferred stock in one or more classes or series within a class as may be determined by our board of directors, who may establish the number of shares to be included in each class or series, may fix the designation, powers, preferences and rights of the shares of each such class or series and any qualifications, limitations or restrictions thereof. Any preferred stock so issued by the board of directors may rank senior to the common stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up of us, or both. Moreover, under certain circumstances, the issuance of preferred stock or the existence of the un-issued preferred stock might tend to discourage or render more difficult a merger or other change in control.

Series A Convertible Preferred Stock

Our board of directors has authorized the issuance of up to 5,000,000 shares of a series of preferred stock, which is the Series A Preferred Stock.  In connection with the reverse acquisition of College Tonight on November 29, 2007, we issued 2,412,800 shares of Series A Preferred Stock.  The Series A Preferred Stock has the following features:

•

Each share of Series A Preferred Stock is entitled to dividends in an amount equal to any cash dividend declared on each share of Common Stock times forty.

•

Each share of Series A Preferred Stock is entitled to receive its share of assets distributable upon the liquidation, dissolution or winding up of the affairs of Simex equal to the amount distributable to each share of Common Stock times forty.

•

Each share of Series A Preferred Stock is convertible into forty shares of Common Stock, and will be mandatorily converted into Common Stock at any time that the Company has sufficient authorized but unissued shares of Common Stock to issue common stock on conversion of all outstanding shares of preferred stock.

•

Each share of Series A Preferred Stock is entitled to that number of votes equal to the number of shares of Common Stock into which it is convertible.

At the close of business on the Record Date, the Company had 33,919,786 shares of Common Stock issued and outstanding, and 2,412,800 shares of Series A Preferred Stock issued and outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Company’s capital stock immediately after the closing of the Merger and upon the conversion of the Series A Preferred Stock into Common Stock and the effectuation of the Reverse Split by:

(i).

each Stockholder known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding securities prior to and after the closing of such transactions;

(ii).

each current director of the Company prior to and following the closing of such transactions;

(iii).

each of the named executive officers of the Company during the Company’s last fiscal year and as listed in the Company’s Current Report on Form 8-K dated November 29, 2007 under the caption “Executive Compensation” prior to and following the closing of such transactions; and

(iv).

all current directors and executive officers as a group prior to and following the closing of such transactions.

As used in the table below and elsewhere in this report, the term beneficial ownership with respect to a security consists of sole or shared voting power, including the power to vote or direct the vote and/or sole or shared investment power, including the power to dispose or direct the disposition, with respect to the security through any contract, arrangement, understanding, relationship, or otherwise, including a right to acquire such power(s) during the next 60 days following the date of this report. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

	Before Reverse Split and Conversion of Preferred Stock				After Reverse Split and Conversion of Preferred Stock
Name and Address of Beneficial Owner	Common Stock	% of Common Stock (1)	Preferred Stock	% of Preferred Stock (1)	Common Stock	% of Common Stock (1)
Zachary Suchin (2) 6380 Wilshire Boulevard Suite #1020 Los Angeles, CA 90048	-	-	806,250	33.4%	8,062,500	24.7%

Jason Schutzbank (3) 6380 Wilshire Boulevard Suite #1020 Los Angeles, CA 90048	-	-	806,250	33.4%	8,062,500	24.7%

Kjell I. Jagelid (4) 140 South Falcon Bluff Alpharetta, Georgia 30022	3,596,500	10.6%	-	-	899,125	2.8%

Warren L. Traver (5) 4545 Wieuca Rd., Building 2 Atlanta, Georgia 30342	367,500	1.1%	-	-	91,875	0.3%

All Officers and Directors as a Group	3,964,000	11.7%	1,612,500	66.8%	17,116,000	52.5%

(1)

Based upon 33,919,786 shares of Common Stock and 2,412,800 shares of Series A Preferred Stock issued and outstanding as of December 7, 2007, and 32,607,947 shares of Common Stock issued and outstanding after giving effect to a proposed 1 for 4 reverse stock split and the automatic conversion of all shares of Series A Convertible Preferred Stock into Common Stock.

(2)

Mr. Suchin’s shares consist of 806,250 shares of Series A Convertible Preferred Stock, which are convertible into 8,062,500 shares of post-split common stock.  Of the shares held by Mr. Suchin, 2,000,000 are subject to cancellation in the event certain performance targets are not met in the future.

(3)

Mr. Schutzbank’s shares consist of 806,250 shares of Series A Convertible Preferred Stock, which are convertible into 32,250,000 shares of common stock. Of the shares held by Mr. Schutzbank, 2,000,000 are subject to cancellation in the event certain performance targets are not met in the future.

(4)

Mr. Jagelid’s ownership consists of 431,500 shares of Common Stock owned outright, and 3,165,000 shares of Common Stock owned by an entity that he controls.

(5)

Mr. Traver’s shares consist of 367,500 shares of Common Stock owned by the Traver Family Trust, of which he is trustee, and of which he has sole voting and dispositive power.

AMENDMENTS TO CERTIFICATE OF INCORPORATION

On December 14, 2007, our Board of Directors approved, subject to receiving the approval of the holders of a majority of the Company’s outstanding capital stock, an amendment to our Certificate of Incorporation, which amends our current Certificate of Incorporation to (i) increase our total authorized stock from 50,000,000 to 100,000,000 shares of Common Stock (ii) effect a 1-for-4 Reverse Split of our issued and outstanding Common Stock, and (iii) change our name to “College Tonight, Inc.” to more accurately reflect our business operations. The Majority Stockholders approved the Increase Amendment, the Reverse Split and the Name Change Amendment pursuant to a Written Consent dated as of December 14, 2007. The proposed Amendment is attached hereto as Appendix A.

The Amendment has been adopted to facilitate and effectuate the Acquisition, which is generally described below.

In the Acquisition, we issued to the stockholders of College Tonight, Inc., a Delaware corporation (“College Tonight”), 2,412,800 shares of our Series A Preferred Stock exchange for all of the issued and outstanding capital stock of College Tonight in the merger of our wholly-owned subsidiary, Simex CT Acquisition Corp., with and into College Tonight.  College Tonight thereby became our wholly owned subsidiary and the former stockholders of College Tonight became our controlling stockholders. The shares of Series A Preferred Stock are convertible into Common Stock at the rate of forty (40) shares of Common Stock for each share of Series A Preferred Stock converted and are subject to the Reverse Split. The shares of Series A Preferred Stock issued in connection with the Acquisition will, by their terms, automatically convert into shares of Common Stock on the first trading day following the Effective Date. After giving effect to the Reverse Split, 24,128,000 shares of Common Stock, constituting approximately 74% of our issued and outstanding shares of Common Stock, will be issuable pursuant to the Acquisition. Additional information regarding the Acquisition is contained in our Current Report on Form 8-K filed with the SEC dated November 29, 2007 and included herewith.

1. Increase of Authorized Common Stock of the Company

The increase in the authorized Common Stock is designed primarily to accommodate the conversion of Series A Preferred Stock into Common Stock. Absent such an increase in the Company’s authorized Common Stock, there would not be an adequate number of shares of Common Stock into which the shares of Series A Preferred Stock could be converted.

As a result of this situation, our Board of Directors approved the Increase Amendment (and the Reverse Split) providing for an increase in our total authorized Common Stock from 50,000,000 to 100,000,000 shares of Common Stock. Likewise, the holders of a majority of our issued and outstanding Common Stock and Series A Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, as of the Record Date, took action by Written Consent to approve the Increase Amendment.

The terms of the newly authorized shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. The authorization of additional shares of Common Stock will not alter the current number of issued shares. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of any newly authorized shares of Common Stock, upon conversion of the Series A Preferred Stock or otherwise, will reduce the current Stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. Depending upon the circumstances under which newly authorized shares of Common Stock are issued, Stockholders may experience a reduction in stockholders’ equity per share and voting power. The relative rights and limitations of the shares of Common Stock will remain unchanged as a result of the Increase Amendment.

Purpose for Increase and Effects of Increase on Authorized Common Stock

The increase in our total authorized Common Stock has been effected for the primary purpose of facilitating the Acquisition and the conversion of Series A Preferred Stock into Common Stock. In addition to facilitating these transactions, the increase in our total authorized stock will also provide us with greater flexibility with respect to our capital structure for such purposes as additional equity financings and future stock based acquisitions.

The increase in the number of authorized but unissued shares of Common Stock will enable the Company, without further Stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs, and other corporate purposes. Having a substantial number of authorized but unissued shares of Common Stock that are not reserved for specific purposes will allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a meeting of Stockholders or obtaining the written consent of Stockholders for the purpose of approving an increase in our capitalization. It is not the present intention of our Board of Directors to seek stockholder approval prior to any issuance of shares of Common Stock that would become authorized by the Increase Amendment unless otherwise required by law or regulation.

While the Board of Directors may entertain and seek future financing and acquisition opportunities, there are no definitive financing transactions or business or asset acquisitions contemplated at this time, and the Increase Amendment was not proposed with the intent that additional shares be utilized in any specific financing transaction or business or asset acquisition, other than in connection with the Acquisition and the conversion of Series A Preferred Stock into Common Stock.

The increase in the authorized number of shares of Common Stock could have other effects on the Stockholders, depending upon the nature and circumstances of any future issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.

(2) Adoption of 1-for-4 Reverse Stock Split

Our Board of Directors unanimously approved, subject to Stockholder approval, a 1-for-4 Reverse Split of our issued and outstanding Common Stock, which will be effectuated in conjunction with the adoption of the Increase Amendment. Our Stockholders also approved each of these actions in the Written Consent.

The Reverse Split will reduce the number of issued and outstanding shares of our Common Stock and number of shares of Common Stock issuable upon conversion of our Series A Preferred Stock. The Reverse Split effectively increases the number of authorized and unissued shares of our Common Stock available for future issuance. The Reverse Split will become effective on the Effective Date which occurs when the Amendment is filed with the Secretary of State of the State of Delaware following the expiration of the 20 day period mandated by Rule 14c-2 of the Exchange Act.

Each share of Common Stock outstanding at the Effective Date of the Reverse Split will automatically become one-fourth of a share of Common Stock. The table below sets forth, as of the Record Date and as of the Effective Date, the following information both before and after the proposed Reverse Split and assumes the conversion of all shares of Series A Preferred Stock into shares of Common Stock at the applicable conversion ratio:

	Capital Structure prior to Reverse Split and Conversion of Preferred Stock	Capital Structure after Reverse Split and prior to Conversion of Preferred Stock	Capital Structure after Reverse Split and Conversion of Preferred Stock
Issued and outstanding Common Stock	33,919,786	8,479,947	32,607,947
Issued and Outstanding Preferred Stock	2,412,800	2,412,800	-
Common Stock reserved for issuance upon conversion of Preferred Stock	96,512,000(a)	24,128,000	-
Authorized but unissued and unreserved Common Stock	-	67,392,054	67,392,054

(a)  There are only 16,065,214 authorized but unissued shares of Common Stock.

Purposes for Reverse Split and Effect on Common Stock

As shown in the table above, the Reverse Split of the outstanding shares of our Common Stock will reduce the number of issued and outstanding shares of our Common Stock and effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance. The Reverse Split has also been implemented to facilitate the Acquisition.

Unless the number of outstanding shares of Common Stock is reduced by the Reverse Split, the number of shares outstanding after the Acquisition and/or upon the issuance of additional shares to investors will be so great that the per share value of the Company's stock will be very small. A low stock price can have the effect of reducing the liquidity of a corporation's stock and the Board of Directors believes that it will not be in the best interests of the corporation to have a very low per share stock price. The Board of Directors hopes that the Reverse Split will result in a higher per share market price of the Common Stock. In addition, the brokerage commissions on the purchase or sale of stock with a relatively low per share price generally tend to represent a higher percentage of the sales price than the commission charges on a stock with a relatively high per share price. The Board of Directors believes these issues are best addressed by increasing the value per share of the Common Stock, which we believe will occur as a result of the Reverse Split.

On the Effective Date, 4 shares of Common Stock will automatically be combined and changed into one share of Common Stock. No additional action on our part or any Stockholder will be required in order to effect the Reverse Split. Certificates that represent pre-Reverse Split shares will automatically, and without any action on the part of any person, represent one-fourth of such pre-Reverse Split shares following the Effective Date.

No fractional shares of post-Reverse Split Common Stock will be issued to any stockholder. Accordingly, Stockholders of record who would otherwise be entitled to receive fractional shares of post-Reverse Split Common Stock, will, upon surrender of their certificates representing shares of pre-Reverse Split Common Stock, receive, if they hold a fractional share equal to one-half or more, a full share of our Common Stock, and if they hold a fractional share equal to less than one-half of a share of our Common Stock, then that fractional share will be cancelled.

We will obtain a new CUSIP number for our Common Stock at the time of the Reverse Split. Following the effectiveness of the Reverse Split, every four shares of Common Stock presently outstanding, without any action on the part of the stockholder, will represent one share of Common Stock. Subject to the provisions for elimination of fractional shares, as described above, consummation of the Reverse Split will not result in a change in the relative equity position or voting power of the holders of Common Stock.

Federal Income Tax Consequences of the Reverse Split

The combination of four shares of pre-Reverse Split Common Stock into one share of post-Reverse Split Common Stock should be a tax-free transaction under the Internal Revenue Code of 1986, as amended, and the holding period and tax basis of the pre-Reverse Split Common Stock will be transferred to the post-Reverse Split Common Stock.

This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Split may not be the same for all Stockholders. Stockholders should consult their own tax advisors to know their individual Federal, state, local and foreign tax consequences.

3. Name Change Amendment

Our current Certificate of Incorporation recites that the name of the Company is “Simex Technologies, Inc.”

Our Board of Directors unanimously approved, subject to Stockholder approval, the Name Change Amendment to change the name of our company from “Simex Technologies, Inc.” to “College Tonight, Inc.”

Stockholder approval for the Name Change Amendment changing the Company’s name was obtained by Written Consent of Stockholders holding at least a majority of our issued and outstanding Common Stock and Series A Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, as of the Record Date. The Name Change Amendment effecting the name change will become effective following filing with the Secretary of State of the State of Delaware, which will occur promptly following the 20th day after the mailing of this Information Statement to our Stockholders as of the Record Date.

Purposes for Name Change

In connection with the Acquisition, the Board of Directors has determined that the change of our name to “College Tonight, Inc.” is in the best interest of Stockholders and will more accurately reflect, and allow us to engage in, our anticipated future business operations as described in our Current Report on Form 8-K filed dated November 29, 2007, attached hereto as Appendix B.

CHANGES TO OUR BUSINESS AND CHANGE OF CONTROL

We were originally organized in 1983.  In April 1999, we reincorporated as a Delaware corporation and changed our name to Simex Technologies, Inc.  Between 1998 and 2001, we completed a number of acquisitions in the engineering, construction and oil service fields. In 2002, we sold off all of our operations.   Between 2003 and 2004, we entered and exited various businesses in the security and computer equipment fields.  Prior to the Acquisition, we had not engaged in active operations since September 2004.

On November 29, 2007, we completed the acquisition of College Tonight pursuant to an Agreement and Plan of Merger among Simex, College Tonight, and Simex CT Acquisition Corp. dated October 12, 2007.  Material terms and conditions of the merger include:

•

Simex CT Acquisition Corp., our wholly-owned subsidiary, merged with and into College Tonight, and College Tonight thereby became our wholly-owned subsidiary;

•

We issued 2,412,800 shares of newly-created Series A Convertible Preferred Stock in exchange for all of the issued and outstanding shares of College Tonight;

•

Prior to the Acquisition, we settled all outstanding payables and notes, and caused certain outstanding notes to convert into common stock;

•

Prior to the Acquisition, we obtained the cancellation of 18,645,000 shares of its common stock;

•

Prior to the Acquisition, we filed all periodic reports required by Sections 13 or 15 of the Securities Exchange Act to bring us current on our reporting obligations;

•

At closing of the Acquisition, we closed a private placement pursuant to which we issued and sold to certain accredited investors 10,395,000 shares of common stock for $1,039,500.

Upon the closing of the reverse acquisition of College Tonight, our directors, Kjell I. Jagelid and Warren L. Traver, resigned from all offices of Simex that they held effective immediately and also submitted letters of resignation from their positions as our directors.  Their resignations as directors will become effective after the filing of the Amendment.  Zachary Suchin and Jason Schutzbank were appointed to our board of directors, with Mr. Suchin being appointed chairman.  In addition, Messrs. Suchin and Schutzbank were appointed officers of Simex.

College Tonight was originally incorporated as a limited liability company in 2006, and reincorporated in Delaware on June 7, 2007.  As a result of the Acquisition, we entered into a new business.  Our business now consists of the operation of a website, www.collegetonight.com, that focuses on nightlife events and social opportunities directly on a student’s campus and within their broader communities.  We are changing our name to “College Tonight, Inc.” to reflect our new business and to have a name similar to the names of our operating subsidiary.

Information regarding our new directors and officers can be found in our Current Report on Form 8-K filed dated November 29, 2007, a copy of which is attached hereto as Appendix B and delivered to Stockholders herewith. Such financial information is incorporated herein by reference.

The Company does not have a standing nominating committee, does not have a process for security holders to send communications to the board of directors, and does not have a policy regarding board members’ attendance at annual meetings.  In all cases, the Company’s board has recently been reconstituted and all such matters will be taken up by the board in the near future.

DISSENTER’S RIGHTS

Under Delaware law, holders of our Common Stock are not entitled to dissenter’s rights of appraisal with respect to the proposed Amendment to our Certificate of Incorporation.

FINANCIAL INFORMATION

Certain financial information required under Rule 14c of the Exchange Act can be found in our Current Report on Form 8-K filed dated November 29, 2007, a copy of which is attached hereto as Appendix B and delivered to Stockholders herewith. Such financial information is incorporated herein by reference.

OTHER INFORMATION

For more detailed information on the Company, the Acquisition and other information about the business and operations of the Company, including financial statements and other information, you may refer to our Current Report on Form 8-K filed dated November 29, 2007 attached hereto as Appendix B, and other periodic filings made with the SEC from time to time. Copies of these documents are available on the SEC’s EDGAR database at www.sec.gov and a copies of which may be obtained by writing our secretary at the address specified above.

Dated this 6th day of February, 2008.

/s/ Zachary Suchin

________________________________

Zachary Suchin, Chairman and Chief Executive Officer

Appendix A

CERTIFICATE OF AMENDMENT TO

CERTIFICATE OF INCORPORATION

Simex Technologies, Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware, does hereby certify:

FIRST:  The name of the corporation is Simex Technologies, Inc.

SECOND:  The Board of Directors of Simex Technologies, Inc. approved and adopted by written consent resolutions to amend the Certificate of Incorporation of said corporation on December 14, 2007. The resolutions setting forth the proposed amendments are as follows:

RESOLVED, that the Board of Directors hereby declares it advisable and in the best interests of the Corporation that its Certificate of Incorporation be amended as follows:

1)  That Article I of the Certificate of Incorporation be amended and restated to read in its entirety as follows:  “Name:  The name of the corporation is College Tonight, Inc.”

2)  That the first paragraph of Article IV, Section 4.01, of the Certificate of Incorporation be amended and restated to read in its entirety as follows:

“The Corporation shall have authority to issue two classes of shares to be designated respectively, “Common Stock” and “Preferred Stock.”  The total number of shares which the Corporation is authorized to issue is One Hundred and Five Million (105,000,000) shares of which One Hundred Million (100,000,000) shall be Common Stock and Five Million (5,000,000) shall be Preferred Stock.  Each share of Common Stock shall have a par value of One Thousandth of One Cent ($0.001), and each share of Preferred Stock shall have a par value of One Thousandth of One Cent ($0.001).”

2)

That the following paragraph shall be added at the end of Article IV, Section 4.01:

“Effective as of the filing date of this Certificate of Amendment, each four shares of the issued and outstanding Common Stock, $0.001 par value, of the Corporation shall be reverse split into one (1) share of Common Stock of the Corporation. This reverse split shall affect only issued and outstanding shares. Each record and beneficial holder who would receive a fractional share as a result of the reverse stock split shall receive, if they hold a fractional share equal to one-half or more, a full share of Common Stock, and if they hold a fractional share equal to less than one-half of a share of Common Stock, then that fractional share will be cancelled.”

THIRD:  The foregoing amendments were consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote on December 14, 2007, by written consent given in accordance with the provisions of Section 228(a) of the Delaware General Corporation Law.

IN WITNESS WHEREOF, said Simex Technologies, Inc. has caused this Certificate of Amendment to be signed by Zachary Suchin, the corporation’s chief executive officer, this ____ day of March 2008.

__________________________________

Zachary Suchin, Chief Executive Officer

Appendix B

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2007

SIMEX TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26599	58-2465647
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

4545 Wieuca Road, Bldg 2

Atlanta, Georgia 30342

 (Address of principal executive offices) (Zip Code)

(404) 236-0134

(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On November 29, 2007, Simex Technologies, Inc. (“Simex”) completed its acquisition of College Tonight, Inc. (“College Tonight”) pursuant to an Agreement and Plan of Merger among Simex, College Tonight, and Simex CT Acquisition Corp. dated October 12, 2007.  Material terms and conditions of the merger include:

•

Simex CT Acquisition Corp., a wholly-owned subsidiary of Simex, merged with ad into College Tonight, and College Tonight thereby became a wholly-owned subsidiary of Simex;

•

Simex issued 2,412,800 shares of a newly-created Series A Convertible Preferred Stock in exchange for all of the issued and outstanding shares of College Tonight;

•

Prior to the merger, Simex settled all outstanding payables and notes, and caused certain outstanding notes to convert into common stock;

•

Prior to the merger, Simex obtained the cancellation of 18,645,000 shares of its common stock;

•

Prior to the merger, Simex filed all periodic reports required by Sections 13 or 15 of the Securities Exchange Act to bring Simex current on its reporting obligations;

•

Prior to the merger, Simex raised at least $850,000 in a private offering to accredited investors, which offering closed on the completion of the merge.

As soon as practical after the merger, Simex intends to hold a shareholders’ meeting to approve a one for four reverse stock split, an increase of its authorized shares of common stock to 100,000,000, and a change of its name to “College Tonight, Inc.”  Simex also intends to apply for a change in its trading symbol, and to move trading in its common stock to the OTC Bulletin Board.  Immediately after the one for four reverse split, each share of Series A Convertible Preferred Stock will automatically convert into 10 shares of Simex common stock, resulting in the issuance of 24,128,000 additional shares of common stock.

Under generally accepted accounting principles, the Merger is considered to be a capital transaction in substance, rather than a business combination.  That is, the acquisition is equivalent to the issuance of stock by College Tonight for the net monetary assets of Simex, accompanied by a recapitalization, and is accounted for as a change in capital structure.  Accordingly, the accounting for the acquisition is identical to that resulting from a reverse acquisition, except that no goodwill is recorded.  Under reverse takeover accounting, the comparative historical financial statements of the “legal acquirer” (Simex) are those of the “accounting acquirer” (College Tonight).  Earnings (loss) per share are calculated to reflect the company’s change in capital structure for all periods presented.  Costs associated with the merger are expensed as incurred by College Tonight.

FORM 10 DISCLOSURE

As disclosed elsewhere in this report, on November 29, 2007, Simex acquired College Tonight pursuant to an Agreement and Plan of Merger dated October 12, 2007.   Item 2.01(f) of Form 8-K states that if the registrant was a shell company immediately before a reverse acquisition transaction disclosed in Item 2.01, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10.

Accordingly, we are providing below the information that would be included in a Form 10 if we were to file a Form 10.  Please note that the information provided below relates to the combined enterprises after the acquisition of College Tonight, except that information relating to periods prior to the date of the reverse acquisition only relate to College Tonight, unless otherwise specifically indicated.

DESCRIPTION OF BUSINESS

Our History

Simex was originally organized in 1983 with limited operations until its reorganization with SIMEX A/S, a Norwegian corporation, on April 28, 1998. Under the terms of the reorganization, the principal shareholders of SIMEX A/S became the majority shareholders of Simex, and SIMEX A/S became a wholly-owned subsidiary of Simex. In April of 1999, Simex reincorporated as a Delaware corporation and changed its name to SIMEX Technologies, Inc.

Simex A/S Acquisitions and Divestitures

SIMEX A/S began operations in 1980 as an engineering and service company based in Stavanger, Norway. In May of 1998, SIMEX A/S acquired Norsk Kjoleindustri A/S (“Norwegian Cooling Industries”), which was an HVAC equipment design, manufacturer and maintenance organization that, among its products, manufactured and installed ice machines and other cooling equipment for a variety of applications.  Subsequently from 1998 to 2001, SIMEX A/S completed a number of other acquisitions designed to complement its existing business.  The acquisitions were intended to position Simex to compete with other engineering and construction companies and to expand its services to other markets.  In 2002, Simex sold SIMEX A/S and Simex Capital, Inc., which constituted all of Simex’s operations at the time.

Remote Business, Inc. Acquisition and Divestiture

Effective as of May 20, 2003, Simex completed a merger subject to certain terms to be complied with after May 20, 2003, under which it acquired all of the outstanding stock of Probity Investigations, Inc. (“Probity”), and ownership of Probity’s wholly owned subsidiaries, Kyros, LLC (Kyros) and Remote Business Management, LLC (RBM). Under the terms of the reverse acquisition, a share exchange transaction occurred with the shareholders of Probity, which resulted in a change in the control of the ownership of Simex, with the shareholders of Probity becoming the controlling group.

On September 18, 2003, Simex executed a Mutual Rescission Agreement (the “Rescission Agreement”) whereby it agreed with the Probity Shareholders to mutually rescind the May 20, 2003 reverse acquisition of Probity and return all parties to there respective positions as they existed prior to May 20, 2003. The basis for the Rescission Agreement was that Probity had not fulfilled all of its requirements under the May 20, 2003, reverse acquisition agreement.

On December 5, 2003, Simex acquired Remote Business, Inc. (“RBI”), a newly-formed subsidiary of Probity, in exchange for 16,000,000 newly-issued shares of Simex’s common stock. Immediately prior to the acquisition, Probity transferred security equipment inventory with a fair value of $550,000 and the operations of its subsidiary, RBM, excluding all recorded assets and liabilities of RBM, to RBI. The acquisition was accounted for as a purchase. Because Simex was a non-operating company at the time of the transaction and the common shares of Simex were thinly-traded, the purchase price was deemed to be the fair value of the assets acquired. Accordingly, no goodwill was recorded in the acquisition.

On August 31, 2004, Simex and Probity entered into a Memorandum of Understanding to rescind the purchase of RBI, and cancel a secured loan of $35,000 that it had previously made to Probity.  Probity agreed to return 500,000 shares of Simex’s common stock pursuant to the Memorandum of Understanding.  Pursuant to the Memorandum of Understanding, Probity took over ownership and management of RBI on September 7, 2004.  Simex and Probity entered into a Mutual Rescission Agreement in February 2007 to memorialize Probity’s takeover of ownership and management of RBI in September 2004.  Simex and Probity amended the Mutual Rescission Agreement on August 13, 2007 to provide for the cancellation of an additional 14,300,000 shares of common stock that had been issued to Probity in the original transaction and to modify the indemnity provisions thereof.

Simex Data Systems, Inc.

Effective January 16, 2004, a wholly-owned subsidiary of Simex, Simex Digital Solutions, Inc. (“SDS”), entered into a marketing agreement with Structured Data Systems, Inc. (“Structured Data”), a Georgia corporation. Structured Data was a value-added reseller of computer hardware and software. Under the marketing agreement, SDS marketed products sold by Structured Data.  In August 2004, SDS breached its obligations under the marketing agreement, and as a result Structured Data terminated SDS’s rights thereunder by a notice dated August 3, 2004.  SDS ceased operations shortly thereafter.

Red Alert, Inc.

On August 19, 2004, Simex entered into an Agreement and Plan of Share Exchange with Red Alert Group, Inc., a Georgia corporation ("Red Alert").  Red Alert was a specialized consulting firm operating in the areas of homeland security, cyber security, and private military security. The Agreement and Plan of Share Exchange was amended and restated on August 27, 2004 (the "Exchange Agreement"). Under the terms of the Exchange Agreement, Simex agreed to issue 3,905,253 shares of its newly designated Series A Preferred Stock in exchange for all of the issued and outstanding shares of the common stock of Red Alert.  On August 30, 2004, C. Mickle Moye resigned as Chairman of Simex, and eight designees of Red Alert were appointed to the board.  Also on August 30, 2004, Kjell I. Jagelid resigned as President and Chief Executive Officer of Simex, and Timothy A. Holly was appointed President and Chief Executive Officer.

Simex subsequently determined that it could not acquire Red Alert by the issuance of its shares of Series A Preferred Stock in compliance with federal securities laws due to the size, nature and composition of the shareholders of Red Alert.  As a consequence, Simex never issued any shares of Series A Preferred Stock to the shareholders of Red Alert, and therefore never completed the acquisition of Red Alert. On January 6, 2006, Simex and Red Alert entered into a Mutual Rescission Agreement, under which they mutually terminated the Agreement and Plan of Share Exchange.  In connection with the Mutual Rescission Agreement, Kjell I Jagelid, and other shareholders holding a majority of shares, removed all of the designees of Red Alert on the board of directors, and appointed Mr. Jagelid and Warren L. Traver sole directors of Simex.

College Tonight Reverse Acquisition and Related Financing

On November 29, 2007, Simex completed its acquisition of College Tonight pursuant to an Agreement and Plan of Merge among Simex, College Tonight, and Simex CT Acquisition Corp. dated October 12, 2007.  Material terms and conditions of the merger include:

•

Simex CT Acquisition Corp., a wholly-owned subsidiary of Simex, merged with ad into College Tonight, and College Tonight thereby became a wholly-owned subsidiary of Simex;

•

Simex issued 2,412,800 shares of a newly-created Series A Convertible Preferred Stock in exchange for all of the issued and outstanding shares of College Tonight;

•

Prior to the merger, Simex settled all outstanding payables and notes, and caused certain outstanding notes to convert into common stock;

•

Prior to the merger, Simex obtained the cancellation of 18,645,000 shares of its common stock;

•

Prior to the merger, Simex filed all periodic reports required by Sections 13 or 15 of the Securities Exchange Act to bring Simex current on its reporting obligations;

•

Prior to the merger, Simex raised at least $850,000 in a private offering to accredited investors, which offering closed on the completion of the merge.

Upon the closing of the reverse acquisition, Simex’s directors, Kjell I. Jagelid and Warren L. Traver, resigned from all offices of Simex that they held effective immediately and also submitted letters of resignation from their positions as our directors.  Their resignations as directors will become effective after dissemination of an information statement relating to certain amendments that Simex intends to make to its Certificate of Incorporation.  Zachary Suchin and Jason Schutzbank were appointed to our board of directors, with Mr. Suchin being appointed chairman.  In addition, Messrs. Suchin and Schutzbank were appointed officers of Simex.

On November 29, 2007, we closed a private placement pursuant to which we issued and sold to certain accredited investors 10,395,000 shares of common stock for $1,039,500.

Overview of College Tonight Business

The rudiments of the College Tonight idea sprouted from when the originator of the concept, Zach Suchin, was a college student at Emory University in Atlanta.  He sensed a general desire from students to explore new venues and nightlife options, but detected no real source or answer to these needs.  He conceptualized a website that not only informs people of the nightlife options in their direct area, but also helps them to enjoy an interactive, networking experience that simultaneously goes far beyond the physical computer.

From a social networking website he built to serve Emory University, he developed College Tonight as a social networking experience for college-aged students, graduate students and alumni, one that promotes actual social interactivity rather than the sedentary lifestyle nearly all “social networks” relegate its users to behind a physical computer screen.  College Tonight focuses on nightlife events and social opportunities directly on a student’s campus and within their broader communities. Students visit the site in order to become aware of events and receive unique promotions for after school hours both on weekdays and weekends.  Bars and clubs pay thousands of dollars in door fees to middleman promoters because that is perceived to be the only way to effectively reach campuses.  As part of its service, College Tonight eliminates this need, providing even the most insignificant bars and clubs with unique methods of reaching their core demographic, creating direct communication and a web presence.  For a minimal monthly subscription, venues can reach more patrons than ever before, while students can discover new places they never thought existed, and go to events of which they would never otherwise have heard.  Its unique platform also allows advertisers to tap into the world of active, outgoing, and socially motivated college students.

Our Products and Services

One aspect of our business will be conducted online utilizing our website, www.CollegeTonight.com. The website displays events in and around campus, including special deals that appeal to the cost-conscious college student. When you click on an event, a description page appears with event details, venue information, reviews, and an excitement scale (a scale based on the number of attendees). Each event shows the number of attendees, and percentages for each (%Male/%Female).  These are overall figures campus wide, but there is a filter at the top of this section where you can filter the statistics to just your entourage or a specific group.  Results are updated immediately.

Once the user has seen where all of his or her friends are going in addition to where the user’s special interest groups and entire campus community is going, and has determined where he or she would like to go that night, there is a prompt to fill in “Where Are You Going Tonight” to let your friends know your status and help them with their decision.

College Tonight's focus on mobility means an extensive amount of innovative integration into all aspects of the College Tonight experience.  This begins with a gamut of proprietary features that have been developed by College Tonight.  The features of our website include:

Entourage: One’s entourage is a group of friends a user wants to track for statistical purposes.  A user may add a friend to his or her ‘entourage’ simply by clicking on a link, which automatically adds the friend to the entourage, and no confirmation is required from the friend that has been tagged.  Users can categorize their entourage so that its even simpler to track buddies, girls or boys of interest or even people the user is trying to avoid.

Groups:  Users can subscribe to different groups that contain users of like interests.  Each group has features similar to that of an Entourage, such as polling, easy communication, event statistics, and photos, but with results limited to those in the group only.  Therefore, the user can create a group for an on-campus club, and can view statistics on where everyone in the club is going that night, poll their friends for questions, and view photographs.  There is a category under groups called “Promoters & Venues,” which allows promoters to post specials and deals to promote their parties, as well as have the ability to internally message all users.  Each night, the most widely selected event by users of a group is displayed so that its even easier for someone with similar interests to the group to make a social decision.

Crush Calculator™:  The Crush Calculator is designed to match people up who have crushes on one another. It is a fun and interactive way to find out if someone you are interested in feels the same way about you. You can crush people both inside and outside of your college. Crushes are not school specific, nor are the results in the Crush Calculator.  If you crush a person, and a person does not mutually crush you, the information will disappear into cyberspace and the other person will never be notified, we promise. There is no way unless two people list each other, for you both to find out that you have crushes on one another. If you do both in fact have crushes on each other, you will be mutually notified through one of several alert options including email, AIM or SMS.

Hook-Ups™: As an extension to the Crush Calculator, the Hook-up module allows the user to find and obtain a date or friend for a date party, formal, or simply for a night on the town or a dinner and a movie (even a concert or tennis game).

My Shots: Photographs provide users with memories of their experience. Event albums are automatically created at 4 AM the morning after the event occurs.  At the top of the page, the albums for the events that the user has attended are listed under the title, ‘Events I have attended’.  At the bottom, general event albums are displayed.  All albums serve as a community bank of photographs for everyone to enjoy and comment on. As a user looking at another person’s photographs, they will see recent event albums that the individual user has attended.

Polling: If a user cannot decide where to go at night, what the theme of the frat party should be or where to plan a friend's birthday party, a user can create polls or take polls that have been sent to them in the personal polling section. They can send a poll to one of their groups, their entire entourage, or only specific users of their entourage.

Social Planner: Users have the ability to plan their future social events for any period of time with our calendar system. Basically, a user can write anything he or she wants on it, from daily activities to nightly activities.  Upcoming events in our system are available as drop down options, and tagged friend’s birthdays are automatically added.  Users will be allowed to share their calendar with other users if they choose.  The birthdays of everyone in a user’s entourage are automatically added to the user’s calendar so that the user can plan a special event for them. With two weeks notice, users may choose a type of venue, a specific location and easily find the contact information to book a birthday celebration.

Drunk Dials: Our messaging application is called Drunk Dials. You can send and receive short messages via our system, with instant alerts while on the site.  On sent mail, there is an ‘Oops... I better un-send that!’ to take the message away from the person it was sent to, regardless of whether the receiving party read it or not, reminiscent of college students regrets after calling their ex-boy or girl friends while drunk the night before.

Alerts/Social Ticker: There are several different ways to receive alerts from the system.  Alerts refer to messages from the system to the user pertaining to activities of the user’s Entourage that night.  In general, on every page is an alert that fades in and out and shows what activity friends in a user’s Entourage have selected for the night.  It shows a different friend’s activity every ten (10) seconds of page viewing.  This is automatic and does not need to be sent.  It only rotates friends that you have tagged in ‘My Entourage’ that have selected an event.

There are also set alerts that a user can receive from the system when someone has selected their activity for that night, when someone is attending a specific event or when a specific venue is holding an event.  These are set through the alerts preferences for that specific account.  Alerts (that contain the activity that user is going to – their plans for the night) can be sent via:

- E-Mail message alert to their e-mail address

- Text message alert to cell phone

- Instant message alert to their screen name on AIM

Excitement Scale: There is a rating system for events, which is basically an excitement scale based on the number of people attending the event.  The system rates events based on the number of people attending the event, in comparison to other events for that night, on a starred scale of from 1 to 5 stars.  The more stars, the more excitement around that event.

Celebrity Profiles: Celebrities who agree to signup for our service are setup with national profiles that anyone from any campus can tag.  People are obsessed with following celebrities around, and now they’ll be able to know exactly where they are at all times, as part of a publicity blitz for these celebrity clients.

Inebriation Station:  A flash meter that allows users to estimate their blood alcohol content based on the number and type of drinks related to their body weight.  The tool is informative, yet provides humorous interaction with the user.

My Venues:  Mimicking the Entourage functionality, this section allows users to view and “tag” favorite venues with search.  There is a section to place featured specials and deals for easy access.  Further, after tagging a venue, the user can opt to be alerted about specials and deals offered – a value added service to both our users and advertisers.

Advanced Banner Filtering: We have the ability to filter advertisements to show on certain user accounts by an advertiser’s set criteria.  For example, a filter could be used to show a specific banner ad to male users only, or females over 21.  The possibilities are endless.  This is important for many potential advertisers in the alcohol or tobacco industries.

Rumors:  Each user has a rumor wall on their profile page.  This is a fun feature for people to leave messages for one another publicly or to simply joke with a friend.

Jam of the Day:  A streaming song from a popular recording artist, previewing an effort not yet available on an album or recently released.  Our relationships with DJs across the United States will afford us these exclusively brand new tracks.  Because the songs are downloadable, there is no concern over illegal file sharing.

School Stats:  A statistical analysis to help someone plan their evenings.  These stats show how many people at your school are going out and where a majority of people are going, broken down into various relevant categories.

Shout-Outs:  Whether you want to wish a friend a happy birthday or just publicly make fun of your friend, these school-specific “boards” are a censored way for people to give notice to one another in front of all of their friends on any given campus.

Event Feed:  In order to constantly update events in our database, we partnered with Upcoming.org to synchronize their listing of events with the events listed on our campuses nationally.

Potential Revenue Sources

College Tonight has identified the following potential revenue sources:

Client Subscriptions:  Local venues pay a monthly fee, or per event fees, to run a virtual blog that will update with events, specials and deals for the consumer.  Front-end data and premium placement are also available for this monthly subscription.

On Site Advertising:  Traditional banner ads with latest flash technology and ability to target/filter specific user demographics and behaviors.  Advertisers can have a banner ad, a sponsored group, a sponsored event, or front-page spotlight ad.

Nightlife Parties:   Aligning brands and products with socialization and excitement through sponsorship of one of College Tonight’s parties at campuses across the country.  Ability to pass out promotional materials, create brand awareness and have customer representatives present.

Mobile Component:  Mobile advertising direct to students where there is inherently a captive audience and few distractions.

Nightlife TV Podcasts: With an eight-episode season, advertisers can capture an audience through College Tonight’s monthly podcasts across a wide gamut of campuses, focusing on college nightlife and lifestyle.

Freshmen Social Packets:  Restaurant menus and social information disseminated to incoming freshman at universities across the United States through a soft-back published book.

Instant Messaging & Chat Services: Ads where users communicate with others the most.

Photo Printing: Users will be able to print photographs through the website.

College Tonight Magazine: Traditional magazine advertising through uniquely innovative flash technology.

Online Store: Sale of products ranging from computers to energy drinks through College Tonight’s online store.

Power Hour/Music Mixes:  Merchants will be able place an ad in between one of College Tonight’s power hour or music mixes available for download/streaming through the website.

Sponsored Games:  A game that incorporates an advertiser’s brand interactively.

Individual Venue Web Development: Bars, clubs, and restaurants will be able to hire us to custom design their website, integrated with a software solution that allows events they post to automatically and seamlessly feed into College Tonight.

Food Delivery & Liaison Service: A national food delivery service will act as a liaison between restaurants and students. This is another avenue to familiarize the student with College Tonight services.

Custom Ring-Tones & Wallpaper:  Users will have the ability to upload their own photos or take photos from the site, and develop custom wallpapers for their cell phones.  Similarly, they will be able to upload .mp3 files and use snippets to create a custom ring-tone for their cellular device.

Our Target Market

Our target demographic is outgoing, college-age students who are intelligent and hip trendsetters.  This group spends more money than any other demographic and is more inclined to respond to developing trends than introverts on other networking sites.  This makes our user base extremely valuable to advertisers and sponsors.  To label College Tonight’s indirect competition as a series of “social networks” would be both misleading and a misnomer.  These other sites simply provide online entertainment and are not conducive to actual social interaction, while College Tonight strives to extend the experience far beyond the desk chair.

According to Nielsen Net Ratings, in the past year, the top ten networking sites have grown 47% and are expected to continue to grow at that rate over time.  The audience of these sites is a massive 75.4 million people, nearly a quarter of the United States population. Harris Interactive, a market research firm, finds that college students have $176 billion in spending money, $41 billion of which is completely discretionary.  College students are savvy and influential, and through their acceptance of a product, various other demographics follow suit.  Hollywood has embraced the youth culture, and the Internet has followed this trend.  Hollywood has profited greatly by following this path.  According to a survey conducted by 360 Youth Market Explorer, one-eighth of college students consider themselves trendsetters, with their fingers on the pulse of pop-culture.  Young people yearn to be the first to know about something great and new.  Advertising through our service is a much more effective method of brand awareness than any billboard or commercial due to the sheer amount of times a product is inherently a part of the experience.  Users of a site like ours would be going on daily, providing continuous, regular page views for advertisers.

Our Sales and Marketing Strategy

Our strategy is to establish websites for a city that covers events applicable to the major college campuses in the metro area.  To date, we have established websites covering 18 cities and 64 college campuses.  We have targeted 192 college campuses that we hope the reach in the future.

Once we target a campus, we organize an event to promote the website to the campus.  Our promotion begins with a street team of promoters actively infiltrating each individual campus with materials concerning the upcoming Thursday night event.  Thursday night will consist of our already proven club/bar event, custom to the environment of each campus/locale.  This streamlined event is a nightlife spectacle with proven success in registering a tremendous number of users.  There will be interactive contests held on Wednesday and Thursday around campus that will require participants to register with our service.  Winners will be announced the evening of the spectacular event.  We believe our events are effective in allowing us to capture email addresses, promote sponsors and most of all, connect with students, in a way that is inherently already part of the college experience.

Competition

Online Social Networking

The social networking market is highly competitive and is characterized by numerous companies offering varying online services. Our market is rapidly evolving to respond to growing consumer demand for compelling social networking services and functionality. As our market continues to evolve, College Tonight believes that demand will be met by a number of large social networking companies. College Tonight believes the factors that drive long term success are the ability to build a large and active user base and the ability to monetize that user base through subscriptions or advertising. College Tonight believes the principal competitive factors for members are the size of the member base, volume and quality of user generated content and the scope of features. College Tonight believes that it can compete favorably in each of these areas. However, many of its current competitors, as well as a number of its potential competitors, have more registered users and greater financial, technical and marketing resources than it currently has.

College Tonight’s social networking services compete with a wide variety of social networking Web sites, including broad social networking Web sites such as MySpace and Facebook; a number of specialty Web sites, including Classmates.com, LinkedIn, Reunion.com and Monster.com's Military.com service, that offer similar online social networking services based on school, work or military communities; and an increasing number of schools, employers and associations that maintain their own Internet-based alumni information services. College Tonight will also compete with a wide variety of Web sites that provide users with alternative networks and ways of locating and interacting with acquaintances from various affiliations, including Web portals such as Yahoo!, MSN and AOL, and online services designed to locate individuals such as White Pages and US Search. As Internet search engines continue to improve their technology and their ability to locate individuals, including by finding individuals through their profiles on social networking Web sites, these services will increasingly compete with its services. As a result of the growth of the social networking market, a number of companies are attempting to enter our market, either directly or indirectly, some of which may become significant competitors in the future. In addition, many existing social networking services are broadening their offerings to compete with its services. As College Tonight broadens its services and evolves into a service used for meeting new people with similar interests or affiliations, it may compete with the increasing number of social networking Web sites for special niches and areas of interest. For example, a dating feature would compete with a number of online dating services.

Online Advertising

An important revenue source for College Tonight will be advertising fees. College Tonight believes the primary competitive factors for Internet advertising are size of user base, the amount of time users spend on a Web site, the ability to target advertisements to users and the demonstrated success of advertising campaigns. College Tonight believes it can compete favorably in each of these areas, although certain competitors will have larger user bases and their users may spend more time on their Web sites.

College Tonight will compete for advertising revenues with portal companies, social networking Web sites, online direct marketing businesses, content providers, large Web publishers, Web search engine companies, content aggregation companies, major Internet service providers and various other companies that facilitate Internet advertising. College Tonight will also compete with traditional offline advertising channels, such as radio, television and print advertising, because most companies currently spend only a small portion of their advertising budgets on Internet-based advertising. Internet advertising techniques are evolving, and if College Tonight’s technology and advertising serving techniques do not keep up with the needs of advertisers, it will not be able to compete effectively. If College Tonight fails to persuade companies to advertise on its Web sites, its advertising revenues will be adversely affected.

Intellectual Property

We rely upon a combination of trademark, patent, trade secret and copyright law, license agreements and contractual restrictions, including confidentiality agreements, invention assignment agreements and nondisclosure agreements with employees, contractors and suppliers, and others with whom we conduct business to protect the technology and intellectual property used in our businesses.

College Tonight has applied for federal trademark registration of “College Tonight” (Serial No. 77252466) and “Get On, Get Up, Get Out” (Serial No. 77252897).  College Tonight has applied for a patent covering a “system and method for campus-centric social networking” (Application No. 60972429).  College Tonight intends to obtain routine copyright protection for its website pages.

Government Regulation

College Tonight is subject to state, federal and international laws and regulations applicable to online commerce, including user privacy policies, product pricing policies, Web site content and general consumer protection laws. Laws and regulations have been adopted, and may be adopted in the future, that address Internet-related issues, including online content, privacy, online marketing, unsolicited commercial email, taxation, pricing and quality of products and services. Some of these laws and regulations, particularly those that relate specifically to the Internet, were adopted relatively recently and their scope and application may still be subject to uncertainties. Interpretations of these laws, as well as any new or revised law or regulation, could decrease demand for College Tonight’s services, increase its cost of doing business, result in liabilities for College Tonight, restrict its operations or otherwise cause its business to suffer. College Tonight’s failure, or the failure of its business partners, to accurately anticipate the application of these laws and regulations, or to comply with such laws and regulations, could create liability for College Tonight, result in adverse publicity and negatively affect its businesses.

Privacy, Data and Consumer Protection.    The FTC and many state attorneys general are applying federal and state consumer protection laws to the online collection, use and dissemination of personal information and the presentation of Web site content. These regulations include requirements that we establish procedures to disclose and notify users of privacy and security policies, obtain consent from users for collection and use of certain types of information and provide users with the ability to access, correct and delete some of their personal information stored by College Tonight. These regulations also include enforcement and redress provisions. The specific limitations imposed by these regulations are subject to interpretation by courts and other governmental authorities. In addition, the FTC has conducted investigations into the privacy practices of companies that collect personal user information over the Internet and the use and disclosure of that information. College Tonight may become subject to the FTC's regulatory and enforcement efforts with respect to current or future regulations, or those of other governmental bodies, which may adversely affect its ability to collect demographic and personal information from members and its ability to use this information in its communications to members, which could adversely affect its marketing efforts. College Tonight believes that its information collection and disclosure policies comply with existing laws, but a determination by a state or federal agency or court that any of its practices do not meet these standards could result in liability and adversely affect its business. In addition, in the European Union member states and other foreign countries, data protection is even more highly regulated and rigidly enforced. To the extent that College Tonight further expand its business into these countries, it expects that compliance with these regulations will be more burdensome and costly for it.

College Tonight cannot assure anyone that its services and business practices, or future changes to its services and business practices, will not subject it to claims and liability by governmental agencies or private parties. To the extent that College Tonight’s services and business practices change as a result of claims or actions by governmental agencies, such as the FTC, or private parties, any such changes could materially and adversely affect its business, financial position, results of operations and cash flows.

The Controlling the Assault of Non-Solicited Pornography and Marketing Act of 2003, or the CAN-SPAM Act, regulates the distribution of commercial emails. Among other things, the CAN-SPAM Act provides a right on the part of an email recipient to request the sender to stop sending messages and establishes penalties for the sending of email messages which are intended to deceive the recipient as to source or content. At this time, College Tonight is applying the CAN-SPAM requirements to its email communications, and believes that its email practices comply with the requirements of the CAN-SPAM Act.

Digital Millennium Copyright Act of 1998.    The Digital Millennium Copyright Act of 1998, or DMCA, among other things, creates limitations on the liability of online service providers for copyright infringement when users of a service post materials that infringe the copyrights of third-parties, as long as the service provider complies with the statutory requirements of the act (including taking down or blocking infringing material). The DMCA, however, does not eliminate potential service provider liability completely. To the extent College Tonight is held liable for content posted by its users, the DMCA notwithstanding, it could be potentially costly and harm its reputation or otherwise affect the growth of its business.

Communications Decency Act.    The Communications Decency Act of 1996, or CDA, regulates content of material on the Internet, and provides immunity to providers of interactive computer services for claims based on content posted by third-parties. The CDA and the case law interpreting it provide that an interactive computer service provider is immune from liability for obscene, defamatory or other illegal content posted by users of its service unless such service provider engages in activities whereby it may be deemed itself to have been involved in creating or developing the content. If College Tonight is held liable for content posted by its users it could be potentially costly and harm its reputation or otherwise affect the growth of its business.

The Child Online Protection Act and The Children's Online Privacy Protection Act.    The Child Online Protection Act and the Children's Online Privacy Protection Act restrict the distribution of materials considered harmful to children and impose additional restrictions on the ability of online services to collect information from children under 13. The failure to accurately apply or interpret either of these Acts could create liability for College Tonight, result in adverse publicity and negatively affect its business.

College Tonight may also be subject to regulation not specifically related to the Internet, including laws affecting direct marketers and advertisers. Compliance with these laws, or the adoption or modification of laws applicable to Internet advertising or marketing, could affect College Tonight’s ability to market its services, decrease the demand for its services, increase its costs or otherwise adversely affect its business.

Legal Proceedings

None.

Facilities

College Tonight’s office is located in leased space at 6380 Wilshire Boulevard Suite, #1020, Los Angeles, CA 90048.

Employees

College Tonight has three employees.

Risk Factors

The securities offered hereby involve a high degree of risk and should be purchased only by investors who can afford a loss of their entire investment.  Prospective investors should carefully consider the following risk factors relating to this Offering before making an investment.

Recently Organized Company; No Operating History

College Tonight was originally incorporated as a limited liability company in 2006.  College Tonight reincorporated in Delaware on June 7, 2007.  From July 3, 2006 (inception) through September 30, 2007, College Tonight had generated a total of $5,834 of revenue and had a cumulative operating deficit of ($403,787).  College Tonight’s activities to date have consisted of development of its website and marketing strategy, and the introduction of its website service in 18 cities covering 64 college campuses.

Our auditors have expressed substantial doubt regarding our ability to continue as a going concern

College Tonight’s financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  College Tonight had minimal revenues and incurred net operating losses through the year ended December 31, 2006 and the nine months ended September 30, 2007. These factors create an uncertainty about College Tonight’s ability to continue as a going concern.  The ability of College Tonight to continue as a going concern is dependent on its continued success in raising capital.  The financial statements of College Tonight do not include any adjustments that might be necessary if College Tonight is unable to continue as a going concern.

Need for Future Financing; Long-Term Viability of Company

College Tonight’s future capital requirements will depend on many factors, including the degree to which college students use College Tonight’s website and the degree to which College Tonight is able to generate revenues from users of its site.  College Tonight does not know if the proceeds of its recently completed offering of common stock, which raised a total of $1,039,500, will enable College Tonight to achieve a profitable level of operations.

Unforeseen events may require College Tonight to raise additional funds, and there can be no assurance that additional financing will be available on acceptable terms, or at all.  If College Tonight is required to sell equity to raise additional funds, there is no assurance that additional equity can be obtained on terms favorable to existing shareholders, with the result that existing shareholders may incur substantial dilution.  Insufficient funds may require College Tonight to delay, scale back or eliminate some or all of its activities or to obtain additional funding.

Limited Formal Feasibility and Market Study

College Tonight has collected data and statistics concerning the potential market for its services, and the costs of marketing and providing the same. In doing so, it has relied upon the judgment and conclusions of its management, based on their respective knowledge and experiences, if any.  There has been no formal marketing study to conclude that there is any guaranteed demand for its products or services.

Unpredictability of Future Revenues; Potential Fluctuations in Quarterly Operating Results

As a result of College Tonight’s lack of operating history and executed revenue producing agreements with potential partners, it is unable to accurately forecast our revenues.  Its current and future expense levels are based largely on its investment plans and estimates of future revenues.  Sales and operating results generally depend on the volume of, timing of, and ability to provide fulfill orders, which are difficult to forecast at its stage.  It may be unable to adjust spending in a timely manner to compensate for any unexpected revenue shortfall.  Accordingly, any significant shortfall in revenues in relation to our planned expenditures could have an immediate adverse effect on its business, prospects, financial condition and results of operations.  Further, as a strategic response to changes in the competitive environment, it may from time to time make certain pricing, service or marketing decisions that could have a material adverse effect on its business, prospects, financial condition and results of operations.

College Tonight may experience significant fluctuations in our future quarterly operating results due to a variety of factors, many of which are outside its control.  Factors that may adversely affect our quarterly operating results include:  (i) our ability to obtain and retain customers, attract new customers at a steady rate and maintain customer satisfaction with its products and services, (ii) the announcement or introduction of new services by College Tonight and its competitors, (iii) price competition, (iv) the level of use and consumer acceptance of its services, (v) its ability to upgrade and develop its systems and infrastructure and attract new personnel in a timely and effective manner, (vi) technical difficulties, (vii) the amount and timing of operating costs and capital expenditures relating to expansion of its business, operations and infrastructure, (viii) governmental regulations,  and (ix) general economic conditions.

Due to the foregoing factors, College Tonight’s operating results may fall below the expectations of investors.

Service Development Risks

The process of developing services, such as those offered by College Tonight, can be extremely complex, and it is possible that it will experience delays in developing and introducing new services in the future.  If it is unable to develop and introduce new services or enhancements to existing services in a timely manner, in response to changing market conditions or customer requirements, its business, operating results and financial conditions could be materially adversely affected.  Also, announcements of currently planned or other new services may cause consumers to delay their purchase decisions in anticipation of such services, which could have a material adverse effect on its business, operating results and financial condition, especially if the introduction of such services is delayed.

Limited Senior Management Personnel; Management of Potential Growth; New Management Team

Under College Tonight’s business plan, it intends to rapidly and significantly expand its operations to address expected growth in its customer base and market opportunities.  This expansion is expected to place a significant strain on its management, operations and financial resources.

To manage the expected growth of its operations and personnel, it will be required to implement new, transaction-processing, operational and financial systems, procedures and controls, and to expand, train and manage a growing employee base.  It may also be required to expand our finance, administrative and operations staff.

There can be no assurance that College Tonight’s planned personnel, systems, procedures and controls will be adequate to support its future operations, that management will be able to hire, train, retrain, motivate and manage required personnel or that its management will be able to successfully identify, manage and exploit existing and potential market opportunities.  If College Tonight is unable to manage growth effectively, its business, prospects, financial condition and results and operations would be materially adversely affected.

Competition

The market in which College Tonight competes is highly competitive, and it may not be able to compete effectively, especially against established industry competitors with significantly greater financial resources. It will face competition from a few competitors with significantly greater financial resources, well-established brand names and large, existing installed customer bases.  College Tonight expects the level of competition to intensify in the future.

Dependence on Management

College Tonight’s performance will be substantially dependent on the continued services and on the performance of the current senior management and other key personnel of College Tonight.  College Tonight’s performance will also depend on College Tonight’s ability to retain and motivate its other officers and key employees.  The loss of the services of any of its executive officers or other key employees could have a material adverse effect on College Tonight’s business, prospects, financial condition and results of operations.  College Tonight’s future success will depend on its ability to identify, attract, hire, train, retrain and motivate other highly skilled technical, managerial, editorial, merchandising, marketing and customer service personnel.  Competition for such personnel is intense and there can be no assurance that College Tonight will be able to successfully attract, assimilate and retain sufficiently qualified personnel.  The failure to retain and attract the necessary technical and managerial personnel could have a material adverse effect on College Tonight’s business, prospects, financial condition and results of operations.

College Tonight’s success will be dependent on the services of College Tonight’s principal officers and employees following the acquisition of College Tonight: Milton Suchin, Zachary Suchin and Jason Schutzbank.  The loss of any officer or director could have a material adverse effect on College Tonight’s business or results of operations.  College Tonight does not maintain "key-man" life insurance policies on the lives of its officers to compensate College Tonight in the event of their deaths.  College Tonight currently has employment agreements with Messrs. Suchin, Suchin and Schutzbank, and expects to obtain employment agreements with noncompete and confidentiality covenants with any senior officers that it hires.  Its two most senior officers are young and are new to running a business.  Mr. Suchin is 23, and recent graduate of Emory University.  Mr. Schutzbank is 20, and is currently a junior at Emory University.  However, Milton Suchin, who will be chairman of College Tonight following the acquisition of College Tonight, is 63 and has substantial business experience.

Investors will have no voice in the management of College Tonight, including decisions regarding the operations and marketing of College Tonight, any future expansion of College Tonight, and the selection of additional lines of business to enter.  No person should become a shareholder in the company unless that person is willing to entrust all investment and operational decisions to management.

Because we will be required to comply with the internal control attestation provisions of Section 404 of the Sarbanes-Oxley Act of 2002 beginning for the fiscal year ended December 31, 2007, our compliance with the SEC's rules concerning internal controls will be costly, time-consuming and difficult for us

The Sarbanes-Oxley Act of 2002, or "SOX," that became law in July 2002 requires changes in some of our corporate governance, public disclosure and compliance practices. Currently, the SEC's rules under Section 404 of SOX will require us to have our management attest to the adequacy of our internal controls in our annual report on Form 10-KSB for the year ended December 31, 2007. No member of our management has any experience in complying with Section 404.  There is a possibility that we will be required to make substantial changes to our internal controls in order for our management to be able to attest that as of December 31, 2007, our internal controls are effective. Larger public companies which have been required to comply with Section 404 have encountered significant expenses, both from diversion of management time and attention, the acquisition of new computer software, the employing of additional personnel and training and third party internal controls consultants. While our business is not as sophisticated or complex as these larger companies, we anticipate it will be time-consuming, costly and difficult for us to develop and implement the internal controls necessary for our management to attest that our internal controls are effective as of December 31, 2007. We may need to hire additional financial reporting and internal controls personnel, acquire software and retain a third party consultant during 2007. If our management is unable to attest that our internal controls are effective as of December 31, 2007, investors may react by selling our stock and causing its price to fall.

Effect of Blank Check Preferred Stock

Simex’s Certificate of Incorporation authorizes the issuance of up to 5,000,000 shares of preferred stock with such rights that the Board of Directors may later determine.  The Board of Directors will have the right to issue all 5,000,000 shares of preferred stock following the Offering with such rights, preferences, privileges and restrictions, including voting rights, which are determined by the Board of Directors without any further notice or action by the stockholders.  The rights of the holders of Common Stock will be subject to, and may be adversely affected by, the rights of the holders of any additional series of preferred stock that may be issued in the future.  The issuance of additional series of preferred stock may have the effect of delaying, deferring or preventing a change in control of us without further action by the stockholders and may adversely affect the voting and other rights of the holders of the Common Stock.  We have no present plans to authorize or issue additional series of preferred stock, other than the issuance of 2,412,800 shares of Series A Preferred Stock to acquire College Tonight.

Development of Brand Awareness

For certain market segments that College Tonight plans to pursue, the development of its brand awareness is essential for it to reduce its marketing expenditures over time and realize greater benefits from marketing expenditures.  If brand marketing efforts are unsuccessful, business, financial condition and results of operations would be materially adversely affected.  These efforts have required, and will continue to require, significant expenses.

Intellectual Property Protection

College Tonight believes that its trade names will have significant value and will be important to the marketing of its services and products. College Tonight has applied for federal trademark registration of “College Tonight” (Serial

No. 77252466) and “Get On, Get Up, Get Out” (Serial No. 77252897).  College Tonight has also applied for a patent covering a “system and method for campus-centric social networking” (Application No. 60972429).   It is possible that College Tonight’s competitors or others will adopt product or service names similar to College Tonight’s, thereby impeding its ability to build brand identity and possibly leading to customer confusion. Litigation may be necessary in the future to enforce our intellectual property rights, to protect our trade secrets, to determine the validity and scope of the proprietary rights of others, or to defend against claims of infringement or invalidity. Such litigation, whether successful or unsuccessful, could result in substantial costs and diversions of resources, either of which could have a material adverse effect on College Tonight’s business, financial condition, or operating results.

Uncertainty of Protection of Proprietary Rights

College Tonight currently relies on and will rely on a combination of trade secret protection, non-disclosure agreements and licensing arrangements to establish and protect our proprietary rights.  Despite its efforts to safeguard and maintain our proprietary rights, there can be no assurance that it will be successful in doing so or that its competitors will not independently develop software systems and related applications that are substantially equivalent or superior to its on-line or off-line internet applications.

College Tonight also relies on trade secrets and proprietary know-how, which it seeks to protect by confidentiality and non-disclosure agreements with its employees, consultants, and third parties.  There can be no assurance that these agreements will not be breached, that it will have adequate remedies for any breach, or that its trade secrets and proprietary know-how will not otherwise become known or be discovered by competitors.

Flaws and Defects in Products and Services

Complex services as those offered by College Tonight s may contain undetected flaws or defects when first introduced or as new versions are released. Any inaccuracy or defects may result in adverse products and service reviews and a loss or delay in market acceptance. There can be no assurance that flaws or defects will not be found in its services. Flaws and defects, if found, would have a material adverse effect upon our business operations and financial condition.

Indemnification and Limitation of Liability of Directors and Officers

Under the Delaware General Corporation Law, a Delaware corporation may indemnify officers, directors and other corporate agents under certain circumstances and subject to certain limitations. Article IX of Simex’s Certificate of Incorporation authorizes Simex to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative. In addition, Article 5.03 of Simex’s Certificate of Incorporation provides that the personal liability of the Registrant's directors shall be eliminated to the fullest extent permitted by Delaware General Corporation Law.  Finally, Article XIV of Simex's By-Laws provides for the indemnification of directors, officers, employees or agents of the Registrant in regard to their carrying out the duties of their offices. The By-Laws also allow for the payment in advance of certain expenses associated with a claim for which the Registrant may have indemnified a person.

Insofar as indemnification for liabilities under the 1933 Act may be permitted to directors, officers or persons controlling Simex, Simex has been informed that in the opinion of the Securities an Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and unenforceable.

At the present, there is no pending litigation or proceeding involving a director or officer of Simex as to which indemnification is being sought nor is Simex aware of any threatened litigation that may result in claims for indemnification by any officer or director.  Simex does not currently maintain directors’ and officers’ liability insurance.

Penny Stock Regulation

Simex’s Common Stock may be deemed to be a penny stock.  Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. Simex's securities may be subject to "penny stock rules” that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase.  Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules” require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market.  The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks.  Consequently, the "penny stock rules” may restrict the ability of broker-dealers to sell Simex's securities. The foregoing required penny stock restrictions will not apply to Simex's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of Simex's securities will reach or maintain such a level.

Investors should further understand that these forward-looking statements are necessarily based on the limited knowledge currently available to everyone concerned.  Given the fact that many of the assumptions herein will vary from what will actually occur, investors should treat the forward looking statements only as illustrations based upon the assumptions made, and not as the operating results of Simex as they will probably occur.

Dividends

We have not paid any dividends or made distributions to our investors and is not likely to do so in the foreseeable future. We presently intend to retain earnings for use in our business.  Additionally, we may fund a portion of our future expansion through debt financing, and a condition of such financing may prohibit the payment of dividends while the debt is outstanding.  Therefore, investors should purchase the Common Stock with the understanding that management’s goal is to build value by increasing the size of the business and not by paying dividends in the immediate future.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

Disclosure Regarding Forward Looking Statements

This Form 8-K includes forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (“Forward Looking Statements”). All statements other than statements of historical fact included in this report are Forward Looking Statements. In the normal course of its business, College Tonight, in an effort to help keep its shareholders and the public informed about College Tonight’s operations, may from time-to-time issue certain statements, either in writing or orally, that contain or may contain Forward-Looking Statements. Although College Tonight believes that the expectations reflected in such Forward Looking Statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Generally, these statements relate to business plans or strategies, projected or anticipated benefits or other consequences of such plans or strategies, past and possible future, of acquisitions and projected or anticipated benefits from acquisitions made by or to be made by College Tonight, or projections involving anticipated revenues, earnings, levels of capital expenditures or other aspects of operating results. All phases of College Tonight operations are subject to a number of uncertainties, risks and other influences, many of which are outside the control of College Tonight and any one of which, or a combination of which, could materially affect the results of College Tonight’s proposed operations and whether Forward Looking Statements made by College Tonight ultimately prove to be accurate. Such important factors (“Important Factors”) and other factors could cause actual results to differ materially from College Tonight’s expectations are disclosed in this report. All prior and subsequent written and oral Forward Looking Statements attributable to College Tonight or persons acting on its behalf are expressly qualified in their entirety by the Important Factors described below that could cause actual results to differ materially from College Tonight’s expectations as set forth in any Forward Looking Statement made by or on behalf of College Tonight.

Plan of Operation

Our business is the operation of a website at www.CollegeTonight.com. The website displays events in and around college campuses, including special deals that appeal to the cost-conscious college student.  Our plan of operation is to continue adding features to our website to enhance its attractiveness and utility to college students, to expand our website to additional metro areas and college campuses, and to continue our efforts to exploit revenue opportunities available from the traffic we generate to our website.

Results of Operations

Revenues

Our revenues from operations for the period from July 3, 2006 (inception) to December 31, 2006 were $1,000, and in the period from January 1, 2007 to September 30, 2007 were $4,834.  During this period, we were focused on developing our business plan and our website.  Accordingly, our revenues during this period are not reflective of the revenues we expect to generate in the future.

Selling, General and Administrative Expenses

College Tonight incurred operating expenses of $44,722 for the period from July 3, 2006 (inception) to December 31, 2006, and $364,526 in the period from January 1, 2007 to September 30, 2007. Our activities during this period were primarily focused on developing our business plan and our website.  We expect our expenses to increase in the future as we begin active promotion of our business, and add staff to handle administrative duties.

Net Loss

During the period from July 3, 2006 (inception) to December 31, 2006, we incurred a net loss of $44,384, and in the period from January 1, 2007 to September 30, 2007 we incurred a net loss of $359,403.

Liquidity and Capital Resources

At December 31, 2006, we had $355 in cash, current liabilities of $44,739, and negative working capital of $44,834.  At September 30, 2007, we had $189,551 in cash, current liabilities of $22,587, and working capital of $171,324.  While we have positive working capital at September 30, 2007, we currently have minimal revenues and expect to spend all of our cash on product development and marketing expenses before we achieve a breakeven level of operations.  Accordingly, we need to raise additional capital in order to implement our business plan.  After September 30, 2007, we completed a reverse merger with Simex Technologies, Inc., and simultaneously raised gross proceeds of $1,039,500 in a private placement to accredited investors.  We expect that we will need more capital than we received in the private offering.  Accordingly, we plan to sell additional shares in the offering, and are actively exploring other alternatives for equity capital.  There is no assurance that we will be able to find additional sources of equity capital, or that the terms will be beneficial to existing shareholders.

Going Concern

College Tonight's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  As shown in the accompanying financial statements, College Tonight had minimal revenues and incurred net operating losses through the year ended December 31, 2006 and the nine months ended September 30, 2007. These factors create substantial doubt about College Tonight's ability to continue as a going concern.  The recent efforts by Company's management to raise additional operating capital were successful.  The ability of College Tonight to continue as a going concern is dependent on their continued success in raising capital.  The financial statements do not include any adjustments that might be necessary if College Tonight is unable to continue as a going concern.

Off-Balance Sheet Arrangements

College Tonight does not have any off-balance sheet arrangements that are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table contains information about the beneficial ownership of our common stock as of December 5, 2007, for:

(i) each person who beneficially owns more than five percent of our common stock;

(ii) each of our directors;

(iii) the named executive officers; and

(iv) all directors and executive officers as a group.

As used in the table below and elsewhere in this report, the term beneficial ownership with respect to a security consists of sole or shared voting power, including the power to vote or direct the vote and/or sole or shared investment power, including the power to dispose or direct the disposition, with respect to the security through any contract, arrangement, understanding, relationship, or otherwise, including a right to acquire such power(s) during the next 60 days following the date of this report.  Except as otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned	Percent of Class (1)
Zachary Suchin (2) 6380 Wilshire Boulevard Suite #1020 Los Angeles, CA 90048	8,062,500	24.7%

Jason Schutzbank (3) 6380 Wilshire Boulevard Suite #1020 Los Angeles, CA 90048	8,062,500	24.7%

Kjell I. Jagelid (4) 140 South Falcon Bluff Alpharetta, Georgia 30022	899,125	2.8%

Warren L. Traver (5) 4545 Wieuca Rd., Building 2 Atlanta, Georgia 30342	91,875	0.3%

All Officers and Directors as a Group	17,116,000	52.5%

1)

Based upon 32,611,697 shares issued and outstanding as of December 5, 2007, after giving effect to a proposed 1 for 4 reverse stock split and the automatic conversion of all shares of Series A Convertible Preferred Stock into common stock.

2)

Mr. Suchin’s shares consist of 806,250 shares of Series A Convertible Preferred Stock, which are convertible into 8,062,500 shares of post-split common stock.  Of the shares held by Mr. Suchin, 2,000,000 are subject to cancellation in the event certain performance targets are not met in the future.

3)

Mr. Schutzbank’s shares consist of 806,250 shares of Series A Convertible Preferred Stock, which are convertible into 32,250,000 shares of common stock. Of the shares held by Mr. Schutzbank, 2,000,000 are subject to cancellation in the event certain performance targets are not met in the future.

4)

Mr. Jagelid’s ownership consists of 107,875 shares (post-split) of common stock owned outright, and 791,250 shares (post-split) owned by an entity that he controls.

5)

Mr. Traver’s shares consist of 91,875 shares (post-split) owned by the Traver Family Trust, of which he is trustee, and of which he has sole voting and dispositive power.

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The following sets forth the name and position of each of our current officers and directors.

Name	Age	Position with Company
Zachary R. Suchin	23	Chairman, President and Chief Executive Officer
Jason A. Schutzbank	20	Executive Vice President and Chief Technical Officer, Director
Kjell I. Jagelid	64	Director
Warren L. Traver	62	Director

Zachary R. Suchin.  Our chief executive officer and chairman since November 29, 2007.  Born and raised in Los Angeles to a family deeply immersed in the entertainment industry, he absorbed pop-culture and took a great interest in how products came to market.  Having had great experience directly working for and with production companies, talent agencies, talent management firms and various other Hollywood-related organizations, he has developed a wide gamut of meaningful relationships over the years.  During college, he promoted high profile, weekly parties for college students, featuring various platinum-selling recording artists such as Ciara, Chingy, Akon, Jagged Edge, Outkast and various others.  As a co-founder of two separate promotion/marketing firms based in Atlanta, he ran a small business while pursuing a double major at Emory University, graduating with dual degrees in political science and film studies.  Developing both Dynasty Entertainment and Misedukated Entertainment (misedukated.com) into viable businesses, some of the most successful college promotion companies in the country, Zach was recruited by a start-up Internet company, The High School Hook-Up, to run development of the networking site.  After difficulty obtaining funding, the project hit an impasse, which enabled Mr. Suchin to take his knowledge of the internet and his expertise in promotions and marketing to develop College Tonight.

Jason A. Schutzbank.  Our chief technology officer since November 29, 2007.  As President and CEO of Philly Designs LLC (phillydesigns.com), a web design and development company based in Philadelphia, Jason has creatively and professionally helped many businesses enter the online world.  Notable clients include the WahlRich Group, Marty Shoes, Business Book Review, and Julian Krinsky Camps and Programs. He has worked on many successful branding and marketing campaigns, with an emphasis on ease of use and utilizing revolutionary strategies, making his clients leaders in e-commerce and online marketing.  His creative ideas were recently implemented during a campaign for Subaru of America. Mr. Schutzbank is currently a student at Emory University.

Kjell I. Jagelid.  Director and President since December 2000. Since January 2003, Mr. Jagelid has also been chief financial officer of Skilstaf, AG in Zurich, Switzerland, which is in the employee leasing business in Europe.  Mr. Jagelid has over 20 years experience in manufacturing and construction. Mr. Jagelid invented equipment and processes used in Simex’s former post-tensioning construction segment and holds approximately fifteen patents in the manufacturing and construction industries. Mr. Jagelid has been employed by Simex on various occasions since the 1980’s. Mr. Jagelid graduated from PHF, Goteborg, Sweden with a Bachelor’s Degree in Finance and obtained the equivalent of a Master’s Degree in Civil and Mechanical Engineering. Mr. Jagelid is fluent in Swedish, English and the Scandinavian languages and is conversational in German.

Warren L. Traver.  Mr. Traver has been instrumental in restructuring Simex and has become part of the management team with responsibilities including mergers, acquisitions and legal matters. In addition to serving as a director of Simex, Mr. Traver has been engaged in the private practice of law with emphasis in corporate finance and securities regulation since 1970. Mr. Traver received a B.A. degree from the University of the South and a J.D. from Mercer University.  Mr. Traver is a member of the State Bar of Georgia and the Florida Bar.

None of the above directors and executive officers have been involved in any legal proceedings as listed in Regulation S-B, Section 228.401(d).

Directors are elected until their successors are duly elected and qualified.

Except as noted above, there are no other agreements or understandings for any of our executive officers or directors to resign at the request of another person and no officer or director is acting on behalf of nor will any of them act at the direction of any other person.

Board Composition and Committees

The board of directors is currently composed of four members: All board action requires the approval of a majority of the directors in attendance at a meeting at which a quorum is present.

We currently do not have an audit, nominating or compensation committees. Currently, our entire board of directors is responsible for the functions that would otherwise be handled by these committees. We intend, however, to establish an audit committee and a compensation committee of our board of directors as soon as practicable. We envision that the audit committee will be primarily responsible for reviewing the services performed by our independent auditors, evaluating our accounting policies and our system of internal controls. The compensation committee will be primarily responsible for reviewing and approving our salary and benefits policies (including stock options) and other compensation of our executive officers.

Our board of directors has not made a determination as to whether any member of our board is an audit committee financial expert. Upon the establishment of an audit committee, the board will determine whether any of the directors qualify as an audit committee financial expert.

Director Compensation

We have not paid our directors fees in the past for attending scheduled and special meetings of our board of directors. In the future, we may adopt a policy of paying independent directors a fee for their attendance at board and committee meetings. We do reimburse each director for reasonable travel expenses related to such director’s attendance at board of directors and committee meetings.

Family Relationships

There are no family relationships among our directors or officers, except that Milton B. Suchin is a director of College Tonight, our wholly-owned subsidiary, and has agreed to become a director of Simex upon the resignations of Messrs. Jagelid and Traver.

Code of Ethics

Prior management of Simex adopted a Code of Ethics, which is set forth in a Form 8-K filed with the Securities & Exchange Commission on April 1, 2005.  We will provide a copy of the Code of Ethics without charge upon written request directed to Simex.  We plan to review whether retain, amend or replace Simex’s current Code of Ethics.

EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to Kjell I. Jagelid and Timothy Holly, our former CEOs, and Zachary Suchin, our current Chief Executive Officer, for services rendered in all capacities during the noted periods. No other executive officers received total annual salary and bonus compensation in excess of $100,000.

Name and Principal Position	Year	Salary $	Options awards ($)	All Other Compensation ($)

Kjell I. Jagelid, President (1)	2006	0	0	0
	2005	0	0	0
	2004	0	0	5,000

Tim Holly (2)	2006	0	0	0
	2005	0	0	0
	2004	0	0	0

Zachary Suchin (3)	2006	0	0	0
	2005	0	0	0
	2004	0	0	0

(1)

Mr. Jagelid was elected President, Chief Executive Officer and Director in December 2000 and resigned as President and Chief Executive Officer in September 2004.  Mr. Jagelid was reappointed President and Chief Executive Officer in January 2006.  Mr. Jagelid’s other compensation for 2002 consisted primarily of professional fees for his negotiation of the sale of Simex’s Norwegian subsidiary.  Mr. Jagelid’s other compensation for 2003 and 2004 consisted of director’s fees.

(2)

Mr. Holly was appointed President and Director in August 2004, and resigned in January 2006.

(3)

On November 29, 2007, Simex acquired College Tonight in a reverse acquisition, and in connection with that acquisition, Mr. Suchin became chief executive officer of Simex.  Prior to the effective date of the reverse acquisition, Mr. Suchin served as chief executive officer of College Tonight.  The compensation shown in this table includes amounts Mr. Suchin received from College Tonight prior to the consummation of the reverse acquisition of College Tonight by Simex.

Simex did not make any award to any executive officer under any long-term incentive plan in the last fiscal year.  Simex did not reprice any options or stock appreciation rights during the last fiscal year.

Outstanding Equity Awards At Fiscal Year End

The following table sets forth information concerning all unexercised options for each named executive officer as of December 31, 2006.   Simex did not have any unvested stock awards or equity incentive plan awards as of December 3, 2006.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Exercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Kjell I. Jagelid	1,731,115	--	--	$0.05	5/20/13
Kjell I. Jagelid	1,000,000	--	--	$0.35	1/10/14

(1) Mr. Jagelid voluntarily cancelled all options held by him in 2007.

Bonuses and Deferred Compensation

We do not have any bonus, deferred compensation or retirement plan.  We do not have a compensation committee.  All decisions regarding compensation are determined by our entire board of directors.

In June 2007, Zachary Suchin and Jason Schutzbank were each issued 2,000,000 shares of common stock (post-split and post-conversion to common stock).  Of the shares, 1,000,000 each will be cancelled if College Tonight does not have 500,000 registered users by the second anniversary of closing of the reverse acquisition of Simex, and an additional 1,000,000 each will be cancelled if College Tonight does not have 1,000,000 registered users by the third anniversary of closing of the reverse acquisition of Simex.  A “registered user” is defined as an individual who accesses any College Tonight service, by any means, who provides his or her unique email address, who accepts the terms of service, and who confirms the validity of his/her email address, including some users who may initially be registered through an affiliate program or through strategic partnerships, which will qualify as registered users.

Stock Option and Stock Appreciation Rights

In November 1999, Simex’s board of directors approved a stock based compensation plan (“Plan”) under which shares or options can be granted to employees, directors and consultants. The Plan reserved for issuance 1,923,600 shares of Simex’s common stock for its employees, directors and consultants. In July 2003, the Board of Directors approved an amendment to the Plan to reserve up to 20% of the total outstanding shares. Simex accounted for the cost of all options issued under the Plan using the intrinsic value method of accounting prescribed by APB Opinion No. 25 “Accounting for Stock Issued to Employees.”

The following table presents the summary information relative to Simex’s equity compensation plan as of December 5, 2007 (assuming the completion of the pending 1 for 4 reverse split and the conversion of Series A Convertible Preferred Stock into common stock):

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
	(a)	(b)	(c)
Equity compensation plans approved by security holders	0	0	0

Equity compensation plans not approved by security holders	0	0	6,522,339

Employment Agreements

Our subsidiary, College Tonight, has employment agreements with Zachary R. Suchn and Jason A. Schutzbank that provide in part as follows:

•

Annual compensation for Mr. Suchin of $100,000 per year, and for Mr. Schutzbank of $70,000 per year.

•

A term until June 30, 2010;

•

Reimbursement of health insurance expenses up to $250 per month;

•

In the event of a termination without cause, severance equal to the salary due under the employment contract for a period equal to the greater of one year or the remaining term of the employment contract;

•

In the event College Tonight does not employ the employee following the expiration of the term of the employment contract, either because of College Tonight’s decision not to renew the employment contract or the inability of College Tonight and the employee to negotiate a mutually acceptable new employment contract, severance equal to one year’s salary under the employment contract;

•

A confidentiality covenant prohibiting the employee from disclosing any information that is owned, used or maintained by College Tonight and which provides College Tonight with an advantage over competitors who do not know or use the information;

•

A non-compete covenant preventing the employee from rendering services or owning more than 5% of any other company whose business is the operation of a social networking website for as long as the employee is receiving severance under the employment contract.

Indemnification of Directors and Executive Officers and Limitation of Liability

Under the Delaware General Corporation Law, a Delaware corporation may indemnify officers, directors and other corporate agents under certain circumstances and subject to certain limitations. Article IX of Simex’s Certificate of Incorporation authorizes Simex to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative. In addition, Article 5.03 of Simex’s Certificate of Incorporation provides that the personal liability of the Registrant's directors shall be eliminated to the fullest extent permitted by Delaware General Corporation Law.  Finally, Article XIV of Simex's By-Laws provides for the indemnification of directors, officers, employees or agents of the Registrant in regard to their carrying out the duties of their offices. The By-Laws also allow for the payment in advance of certain expenses associated with a claim for which the Registrant may have indemnified a person.

Insofar as indemnification for liabilities under the 1933 Act may be permitted to directors, officers or persons controlling Simex, Simex has been informed that in the opinion of the Securities an Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and unenforceable.

At the present, there is no pending litigation or proceeding involving a director or officer of Simex as to which indemnification is being sought nor is Simex aware of any threatened litigation that may result in claims for indemnification by any officer or director.  Simex does not currently maintain directors and officers liability insurance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the last two years from the date of this report, Simex and College Tonight have engaged in the following related transactions as described in Item 404 of Regulation S-B:

Simex

From time to time, Mr. Jagelid has paid bills on behalf of Simex.  Any funds advanced by Mr. Jagelid constitute unsecured demand loans that do not bear interest.  As of October 31, 2007, the amount advanced by Mr. Jagelid during the last two years was $47,626.45.  In addition, as of October 31, 2007, Mr. Jagelid was owed $6,420.26 for expenses incurred by him in 2004.

As of October 31, 2007, Simex was indebted to Mr. Jagelid in the amount of $30,000 for overpayments made by him in 2004 on a note payable by him in the original principle amount of $560,000.

In connection with the reverse acquisition of College Tonight, Mr. Jagelid agreed to accept $23,912.34 in full satisfaction of his claims against Simex for bills that he paid on behalf of Simex and for the $30,000 overpayment, which amount was paid to him on November 29, 2007.

In 2005, Mr. Jagelid purchased 9,300,000 shares of common stock originally issued to Probity Investigations, Inc. on December 5, 2003 in connection with Simex’s purchase of Remote Business Management, LLC.  The purchase price was $15,000.  In connection with the rescission of the transaction, Mr. Jagelid agreed to surrender the shares for cancellation in return for reimbursement of the purchase price for the shares.  In connection with the reverse acquisition of College Tonight, Simex paid this amount to Mr. Jagelid on November 29, 2007.

College Tonight

Milton B. Suchin is chairman of the board of directors of College Tonight.  Mr. Suchin is the father of Zachary Such, Simex’s current chairman and chief executive officer.  Milton B. Suchin is party to an employment agreement with College Tonight that provides, in part, as follows:

•

Annual compensation of $24,000 per year;

•

A term until June 30, 2010;

•

Reimbursement of the actual cost of Mr. Suchin’s health insurance expenses;

•

A confidentiality covenant prohibiting the employee from disclosing any information that is owned, used or maintained by College Tonight and which provides College Tonight with an advantage over competitors who do not know or use the information;

•

A non-compete covenant preventing Mr. Suchin from rendering services or owning more than 5% of any other company whose business is the operation of a social networking website for as long as the employee is receiving severance under the employment contract.

DESCRIPTION OF SECURITIES

We are authorized to issue up to 50,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share.

Common Stock

Each outstanding share of common stock entitles the holder thereof to one vote per share on all matters. Stockholders do not have preemptive rights to purchase shares in any future issuance of our common stock. Upon our liquidation, dissolution or winding up, and after payment of creditors and preferred stockholders, if any, our assets will be divided pro-rata on a share-for-share basis among the holders of the shares of common stock.

The holders of shares of our common stock are entitled to dividends out of funds legally available when and as declared by our board of directors. Our board of directors has never declared a dividend and does not anticipate declaring a dividend in the foreseeable future. Should we decide in the future to pay dividends, as a holding company, our ability to do so and meet other obligations depends upon the receipt of dividends or other payments from our operating subsidiaries and other holdings and investments. In the event of our liquidation, dissolution or winding up, holders of our common stock are entitled to receive, ratably, the net assets available to stockholders after payment of all creditors.

All of the issued and outstanding shares of our common stock are duly authorized, validly issued, fully paid and non-assessable. To the extent that additional shares of our common stock are issued, the relative interests of existing stockholders will be diluted.

Preferred Stock

We may issue shares of preferred stock in one or more classes or series within a class as may be determined by our board of directors, who may establish the number of shares to be included in each class or series, may fix the designation, powers, preferences and rights of the shares of each such class or series and any qualifications, limitations or restrictions thereof. Any preferred stock so issued by the board of directors may rank senior to the common stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up of us, or both. Moreover, under certain circumstances, the issuance of preferred stock or the existence of the un-issued preferred stock might tend to discourage or render more difficult a merger or other change in control.

Series A Convertible Preferred Stock

Our board of directors has authorized the issuance of up to 5,000,000 shares of a series of preferred stock, called the Series A Convertible Preferred Stock.  In connection with the reverse acquisition of College Tonight on November 29, 2007, we issued 2,412,800 shares of Series A Convertible Preferred Stock.  The Series A Convertible Preferred Stock has the following features:

•

Each share of preferred stock is entitled to dividends in an amount equal to any cash dividend declared on each share of common stock times forty.

•

Each share of preferred stock is entitled to receive its share of assets distributable upon the liquidation, dissolution or winding up of the affairs of Simex equal to the amount distributable to each share of common stock times forty.

•

Each share of preferred stock is convertible into forty shares of common stock, and will be mandatorily converted into common stock at any time that Simex has sufficient authorized but unissued shares of common stock to issue common stock on conversion of all outstanding shares of preferred stock.

•

Each share of preferred stock is entitled to that number of votes equal to the number of shares of common stock into which it is convertible.

Transfer Agent and Registrar

Our independent stock transfer agent is Colonial Stock Transfer Company, Inc. located in Salt Lake City, Utah. Their mailing address is 66 Exchange Place, Suite 100, Salt Lake City, UT 84111. Their phone number is (801) 355-5740.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

On February 9, 2005, Miller Ray & Houser LLP, resigned as Simex’s independent accounts. To the knowledge of current management, during the period that Miller Ray & Houser LLP, was engaged, it expressed no disagreements on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedures, which disagreements if not resolved to Miller Ray & Houser’s satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The audit report of Miller Ray & Houser on the Registrant’s financial statements for the year ending 2004 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Simex did not consult with Miller Ray & Houser LLP regarding any matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

On August 29, 2006, Simex retained Connolly, Grady and Cha, P.C. as its independent accountants.  Simex did not consult with Connolly, Grady and Cha, P.C. with respect to any of the matters described in Item 304(a)(2)(i) and (ii) of Regulation S-B prior to its engagement.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our common stock is registered with the United States Securities and Exchange Commission under 12(b) of the Securities Exchange Act of 1934.  Our common stock trades on the Pink Sheets under the symbol “SMXT.”  The following table summarizes the low and high prices for Simex’s common stock for the years 2006 and 2005, and the nine months ended September 30, 2007.

	Closing Bid Prices
	High	Low
Nine Months Ended September 30, 2007
1st Fiscal Quarter	0.45	0.004
2nd Fiscal Quarter	0.005	0.004
3rd Fiscal Quarter	0.007	0.004

Fiscal Year Ended December 31, 2006
1st Fiscal Quarter	0.006	0.005
2nd Fiscal Quarter	0.0045	0.003
3rd Fiscal Quarter	0.009	0.003
4th Fiscal Quarter	0.007	0.007

Fiscal Year Ended December 31, 2005
1st Fiscal Quarter	0.15	0.01
2nd Fiscal Quarter	0.05	0.017
3rd Fiscal Quarter	0.02	0.015
4th Fiscal Quarter	0.015	0.003

The high and low quotes on Simex's common stock reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.  There were 202 shareholders of record of the common stock as of October 31, 2007. This number does not include an indeterminate number of shareholders whose shares are held by brokers in "street name."

Simex's common stock is subject to rules adopted by the Securities and Exchange Commission ("Commission") regulating broker dealer practices in connection with transactions in "penny stocks." Those disclosure rules applicable to "penny stocks" require a broker dealer, prior to a transaction in a "penny stock" not otherwise exempt from the rules, to deliver a standardized disclosure document prepared by the Commission. That disclosure document advises an investor that investment in "penny stocks" can be very risky and that the investor's salesperson or broker is not an impartial advisor, but rather paid to sell the shares. The disclosure contains further warnings for the investor to exercise caution in connection with an investment in "penny stocks," to independently investigate the security, as well as the salesperson the investor is working with and to understand the risky nature of an investment in this security. The broker dealer must also provide the customer with certain other information and must make a special written determination that the "penny stock" is a suitable investment for the purchaser, and receive the purchaser's written agreement to the transaction. Further, the rules require that, following the proposed transaction, the broker provide the customer with monthly account statements containing market information about the prices of the securities.  These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for Simex's common stock. Many brokers may be unwilling to engage in transactions in our common stock because of the added disclosure requirements, thereby making it more difficult for stockholders to dispose of their shares.

We plan to furnish our stockholders with an annual report for each fiscal year ending December 31 containing financial statements audited by our independent certified public accountants. Additionally, we may, in our sole discretion, issue unaudited quarterly or other interim reports to our stockholders as we deem appropriate. We intend to comply with the periodic reporting requirements of the Exchange Act.

Simex did not declare any cash dividends on its Common Stock during its fiscal years ended on December 31, 2006 or 2005, or the nine months ended September 30, 2007. The board of directors of Simex has made no determination to date to declare cash dividends during the foreseeable future, but is not likely to do so.  There are no restrictions on Simex's ability to pay dividends.

RECENT SALE OF UNREGISTERED SECURITIES

Reference is made to the disclosure set forth under Item 3.02 of this report, which disclosure is incorporated herein by reference.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On November 29, 2007, Simex issued 2,412,800 shares of Series A Convertible Preferred Stock in its acquisition of College Tonight.  See Item 2.01 herein.

On November 29, 2007, Simex issued an aggregate 3,812,817 shares of common stock on the conversion of five convertible notes with an original balance of $182,000.  The notes bore interest at 6% per annum, and were convertible into common stock at $0.05 per share.

In October 2007, Simex commenced an offering of up to 16,500,000 shares of common stock at $0.10 per share to accredited investors pursuant to Rule 506 under Regulation D.  Closing of the offering was conditioned on Simex completing its acquisition of College Tonight, upon Simex filing all delinquent period reports required by Sections 13 and 15 of the Securities Exchange Act of 1934, and Simex receiving subscriptions for a minimum of 8,500,000 shares, or $850,000.  Simex satisfied all conditions on November 29, 2007.  To date, Simex has raised $1,039,500 from the sale of 10,395,000 shares of common stock in the offering.

Item 3.03 Material Modification to Rights of Security Holders

On November 6, 2007, Simex filed a Certificate of Elimination with respect to its existing Series A Preferred Stock, of which none were issued and outstanding.

On November 6, 2007, Simex filed a Certificate of Designation creating a new series of preferred stock, called its Series A Convertible Preferred Stock.  The Series A Convertible Preferred Stock has the following features:

•

Each share of preferred stock is entitled to dividends in an amount equal to any cash dividend declared on each share of common stock times forty.

•

Each share of preferred stock is entitled to receive its share of assets distributable upon the liquidation, dissolution or winding up of the affairs of Simex equal to the amount distributable to each share of common stock times forty.

•

Each share of preferred stock is convertible into forty shares of common stock, and will be mandatorily converted into common stock at any time that Simex has sufficient authorized but unissued shares of common stock to issue common stock on conversion of all outstanding shares of preferred stock.

•

Each share of preferred stock is entitled to that number of votes equal to the number of shares of common stock into which it is convertible.

Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

Reference is made to the disclosure set forth under Item 2.01 of this report, which disclosure is incorporated herein by reference.

As a result of the closing of the reverse acquisition of College Tonight, the former stockholders of College Tonight (after giving effect to the simultaneous closing of the private offering by Simex) own 100% of the total outstanding shares of Simex’s Series A Convertible Preferred Stock, and 91.9% of the voting power of Simex’s capital stock.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective November 29, 2007, Kjell I. Jagelid resigned as present and chief executive officer of Simex, and Warren L. Traver resigned as vice president of Simex.  They also submitted their resignations as directors, which will become effective promptly after dissemination by Simex of an information statement regarding certain amendments that Simex plans to make to its Certificate of Incorporation.  The resignations of Messrs. Jagelid and Traver are not in connection with any known disagreement with Simex on any matter. A copy of this report has been provided to Messrs. Jagelid and Traver.  Messrs. Jagelid and Traver have been provided with the opportunity to furnish us as promptly as possible with a letter addressed to us stating whether they agree with the statements made by Simex in this report, and if not, stating the respects in which they do not agree.  No such letter has been received by Simex.

Effective November 29, 2007, Simex appointed Zachary Suchin as president and chief executive officer, and Jason Schutzbank as Executive Vice President and Chief Technical Officer.  On that same date, Messrs. Suchin and Schutzbank were also elected directors of Simex.

For certain biographical and other information regarding Simex’s newly appointed officers and directors, see the disclosure under Item 2.01 of this report, which disclosure is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 6, 2007, Simex filed a Certificate of Elimination with respect to its existing Series A Preferred Stock, of which none were issued and outstanding.

On November 6, 2007, Simex filed a Certificate of Designation creating a new series of preferred stock, called its Series A Convertible Preferred Stock.  The Series A Convertible Preferred Stock has the following features:

•

Each share of preferred stock is entitled to dividends in an amount equal to any cash dividend declared on each share of common stock times forty.

•

Each share of preferred stock is entitled to receive its share of assets distributable upon the liquidation, dissolution or winding up of the affairs of Simex equal to the amount distributable to each share of common stock times forty.

•

Each share of preferred stock is convertible into forty shares of common stock, and will be mandatorily converted into common stock at any time that Simex has sufficient authorized but unissued shares of common stock to issue common stock on conversion of all outstanding shares of preferred stock.

•

Each share of preferred stock is entitled to that number of votes equal to the number of shares of common stock into which it is convertible.

Item 5.06 Change in Shell Company Status

Reference is made to the disclosure set forth under Item 2.01 of this report, which disclosure is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements:

Filed herewith are the following financial statements of College Tonight, Inc.

1)

Unaudited financial statements for the three and nine months ended September 30, 2007;

2)

Audited financial statements for the period from July 3, 2006 (inception) to December 31, 2006.

(b) Pro forma financial information:

Filed herewith is the unaudited pro forma condensed financial information of Simex for the requisite periods.

(c) Shell company transactions:

Reference is made to the disclosure set forth under Item 2.01 of this report, which disclosure is incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description and Incorporation by Reference
2.1	Plan of Merger (1)
2.2	Exchange Agreement with Probity Investigations, Inc. (2)
2.3	First Amendment to Exchange Agreement with Probity Investigations, Inc. (3)
2.4	Amended and Restated Agreement and Plan of Share Exchange between Simex and Red Alert Group, Inc. (4)
2.5	Agreement and Plan of Merger between Simex Technologies, Inc., Simex CT Acquisition Corp., and College Tonight, Inc. (5)
3.1	Certificate of Incorporation (1)

3.2	By-Laws (1)
4.1	Form of Common Stock Certificate of Simex (1)
4.2*	Certificate of Designation of Series A Voting Convertible Preferred Stock
10.1	Mutual Rescission Agreement with Probity Investigations, Inc. executed in February 2007 (6)
10.2	Mutual Rescission Agreement with Probity Investigations, Inc. executed in August 2007 (6)
10.3	Mutual Rescission Agreement with Red Alert Group, Inc. dated January 6, 2006 (6)
10.4	Modification to Mutual Rescission Agreement with Red Alert Group, Inc. dated December 21, 2006 (6)
10.5*	Employment Agreement between College Tonight, Inc. and Zachary Suchin
10.6*	Employment Agreement between College Tonight, Inc. and Jason Schutzbank
10.7*	Employment Agreement between College Tonight, Inc. and Milton Suchin
21*	Subsidiaries of Registrant
23*	Consent of Amper, Politziner & Mattia, P.C.
99*	Press Release dated November 29, 2007

*  Filed herewith.

** Included within financial statements.

(1) Incorporated by reference from our Registration Statement on Form 10-SB, filed with the Commission on September 14, 1999.

(2) Incorporated by reference from our Quarterly Report on Form 10-QSB, for the quarter ended September 30, 2003, filed with the Commission on November 14, 2003.

(3) Incorporated by reference from our Current Report on Form 8-K dated December 5, 2003, and, filed with the Commission on December 5, 2003.

(4) Incorporated by reference from our Current Report on Form 8-K dated August 19, 2004, and, filed with the Commission on September 3, 2004.

(5) Incorporated by reference from our Current Report on Form 8-K dated October 12, 2007, and, filed with the Commission on October 18, 2007.

(6) Incorporated by reference from our Quarterly Report on Form 10-QSB, for the quarter ended September 30, 2004, filed with the Commission on November 14, 2007.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIMEX TECHNOLOGIES, INC.
Date: December 5, 2007	/s/ Zachary Suchin
By: Zachary Suchin, Chief Executive Officer

COLLEGE TONIGHT, LLC

(A Development Stage Company)

For the Period

July 3, 2006 (inception) to December 31, 2006

Amper, Politziner & Mattia, P.C.

Certified Public Accountants

And Consultants

NEW YORK, NEW YORK (212) 682-1600 BRIDGEWATER, NEW JERSEY (908) 218-5002 HACKENSACK, NEW JERSEY (201) 678-1400 WALL, NEW JERSEY (732) 919-1400 WHITE PLAINS, NEW YORK (914) 946-9650	2015 LINCOLN HIGHWAY P.O. BOX 988 EDISON, NJ 08818-0988 (732) 287-1000

Independent Auditors’ Report

College Tonight, Inc.

We have audited the accompanying balance sheet of College Tonight, LLC (the “Company”) as of December 31, 2006, and the related statements of operations, retained earnings and cash flows for the period from July 3, 2006 (inception) to December 31, 2006.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of College Tonight, LLC as of December 31, 2006, and the results of its operations and its cash flows for the period from July 3, 2006 (inception) to December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company has an operating loss and negative working capital.  These conditions raise substantial doubt about its ability to continue as a going concern.  Management’s plans regarding those matters also are described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Amper, Politziner & Mattia, P.C.

AMPER, POLITZINER & MATTIA, P.C.

August 3, 2007

Edison, New Jersey

COLLEGE TONIGHT, LLC

(A Development Stage Company)

Balance Sheet

December 31, 2006

Assets

Current Assets
Cash	$ 355
Total current assets	355

Total Assets	$ 355

Liabilities and Members’ Deficit

Current Liabilities
Accounts payable	$ 7,388
Accrued expenses	13,662
Members loans	23,689
Total current liabilities	44,739

Commitments and Contingencies	-

Members’ Deficit	(44,384)
Total liabilities and Members’ deficit	$ 355

The accompanying notes are an integral part of these financial statements.

COLLEGE TONIGHT, LLC

(A Development Stage Company)

Statement of Operations and Members’ Deficit

For the Period July 3, 2006 (inception) to December 31, 2006

REVENUES	$ 1,000

OPERATING EXPENSES
Cost of services	8,741
Development costs	16,659
Selling, general and administrative	19,322
Total operating expenses	44,722

Net operating loss	(43,722)

Interest expense	662

Net Loss	(359,403)

Beginning members’ deficit	-

Ending members’ deficit	($ 44,384)

The accompanying notes are an integral part of these financial statements.

COLLEGE TONIGHT, LLC

(A Development Stage Company)

Statement of Cash Flows

For the Period July 3, 2006 (inception) to December 31, 2006

Cash Flows from Operating Activities
Net loss	($ 44,384)
Adjustments to reconcile net loss to net cash used in operating activities
Change in assets and liabilities
Accounts payable	7,388
Accrued expenses and other liabilities	13,662
Net cash used in operating activities	(23,334)

Cash Flows from Financing Activities
Proceeds from member loans	23,689
Net cash provided by financing activities	23,689

Net change in cash and cash equivalents	355

Cash and cash equivalents at beginning of period	-

Cash and cash equivalents at end of period	$ 355

The accompanying notes are an integral part of these financial statements.

COLLEGE TONIGHT LLC

Notes to Financial Statements

Note  1 -

Background and Liquidity

College Tonight LLC (“Company”) was formed as a California Limited Liability company on July 3, 2006.  The members were Zachary R. Suchin, Jason H. Karniol, Jason A. Schutzbank and Matthew D. Graham.

The Company conceptualized and designed a website that provides college students and alumni a social networking medium via the Internet.  The website informs people of nightlife options in their community and school as well as promoting social interaction within the student body and alumni.

Since its inception, the Company has devoted substantially all of its efforts to research and development of its technology, business and financial planning, recruiting management and technical staff, acquiring assets and raising capital.  Accordingly, the Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards No. 7.

Going Concern

The Company has incurred significant operating losses since inception. As a result the Company has generated negative cash flows from operations, and has an accumulated deficit of $44,384 at December 31, 2006.  Those factors, as well as the uncertain conditions that the Company faces regarding its future raising of capital create an uncertainty about the Company’s ability to continue as a going concern. Management of the Company has a plan in to increase capital through issuance of additional stock to shareholders.

The Company’s primary source of funds to date has been through loans from its members. In July 2007, the Company received $450,000 pursuant to a common stock subscription agreement, that is intended to be part of a larger, and as of yet undefined, transaction. Although the Company believes outside additional financing can be obtained, there can be no assurance that management’s efforts will be successful or that its products will be accepted in the market. There can be no assurance that additional financing can be obtained from conventional sources needed for long-term operations.  The ability of the Company to continue as a going concern is dependent on additional financing as well as generation of revenue from operations. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Note  2 -

Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period.  Actual results could differ from those estimates.

Revenue Recognition

Revenue for sponsorships and placement of advertising are recognized when events occur

Note 3 -

Members Loans

As of December 31, 2006, the Company had promissory notes outstanding to members of $23,689. The promissory notes are due on June 30, 2007 and bear interest at a rate of 7% per annum. The promissory notes are not collateralized by the Company.  The notes were paid on June 18, 2007.

Note 4 -

Member Equity

As of December 31, 2006, the Company’s ownership percentages consist of the following:

Zach Suchin	46.5%
Jason Schutzbank	46.5%
Jason Karniol	2.05%
Matt Graham	5.0%
100.0%

Note 5 -

Related Parties

During 2006 we sponsored events promoted by Misedukated Ent, a college marketing and promotions firm, which is owned by Matthew Graham, a member of the Company.  Payment for expenses made to Misedukated Ent during 2006 totaled $837.

Note 6 -

Income Taxes

The financial statements do not include a provision for income taxes because the LLC does not incur federal or state income taxes. Instead, its earnings and losses are included in the members’ personal income tax returns and are taxed based on their personal tax strategies.

The basis of property and equipment for financial reporting exceeds its tax basis by the cumulative amount that accelerated depreciation exceeds straight-line depreciation. The excess will be taxable to the partners in future periods through reduced depreciation for tax purposes. In addition, syndication costs are considered a nonamortizable asset for income tax reporting, but for financial statement reporting, they are considered a reduction of capital.

Note  7 -

Commitments and Contingencies

On July 15, 2006 the Company entered into a service provider agreement with INETU, INC. to host the Company’s website.  The term of the agreement is for twelve months and will renew automatically for six month periods unless cancelled by the terms of the agreement.  The month fee for such services is $400.

Note  8 -

Subsequent Events

On May 24, 2007 Jason Karniol was removed as a member of the Company by a decision of the majority of the voting members.  On January 31, 2007 Matthew Graham withdrew his membership interest in the Company.

In 2007 the Company has undertaken to raise a minimum of $2,000,000 to increase the Company’s working capital and expands its business.  In preparation of this potential funding, College Tonight LLC was dissolved on June 6, 2007 and converted to a Delaware C Corporation. Thereafter, the authorized capital of the newly formed Delaware C Corporation was 10,000 shares of common stock, of which 606.25 was issued to each Zachary R. Suchin and, Jason A. Schutzbank, the two remaining members.  In addition, 100 shares were issued to Milt Suchin, Chairman of the Board of Directors. The capital investment is expected to be accomplished by the merger of the Company into a publicly traded corporation.  In July 2007 the Company received $450,000 in exchange for 300.3 shares of common stock pursuant to a subscription agreement.  The terms of the potential merger transaction and stock subscription agreement have not yet been fully defined.  The Shares have not been issued pursuant to a Registration under the Securities Act.  The use of the proceeds from the offering will be used for (i) legal and accounting costs related to raising additional capital, including a proposed reverse merger into a public corporation and (ii) payment of gene

COLLEGE TONIGHT, INC.

FINANCIAL STATEMENTS

FOR THE PERIOD FROM JANUARY 1, 2007 TO SEPTEMBER 30, 2007

Page No.
Balance Sheet as of September 30, 2007	2
Statements of Operations for the Three and Nine Months Ended September 30, 2007	3
Statements of Cash Flows for the Nine Months Ended September 30, 2007	4

COLLEGE TONIGHT, INC.

BALANCE SHEET

SEPTEMBER 30, 2007

 (unaudited)

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$ 189,551
Other current assets	4,360
Total current assets	193,911

Property, plant and equipment, net	9,458
Intangible assets	1,300
Other assets	14,589
Total Assets	$ 219,258

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$ 6,125
Accrued expenses	7,000
Other liabilities	9,462
Total current liabilities	22,587

COMMITMENTS AND CONTINGENCIES	-

SHAREHOLDERS’ EQUITY
Common stock	2,413
Additional paid-in capital	529,772
Retained earnings (accumulated deficit)	(335,514)
Total shareholders’ equity	196,671
Total liabilities and shareholders’ equity	$ 219,258

COLLEGE TONIGHT, INC.

STATEMENT OF OPERATIONS

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2007

(unaudited)

	Three Months	Nine Months

REVENUES	$ -	$ 4,834

OPERATING EXPENSES
Cost of services	40,411	53,055
Advertising and promotion	98,286	98,286
Payroll	106,476	113,938
Selling, general and administrative	61,823	99,247
Total operating expenses	306,996	364,526

Net loss from operations	(306,996)	(359,962)

Other income (expense)
Interest expense	-	(845)
Interest income	1,134	1,134
Net other income	1,134	289

Net Loss	($ 305,862)	($ 359,403)

COLLEGE TONIGHT, INC.

STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM JANUARY 1, 2007 TO SEPTEMBER 30, 2007

(unaudited)

Cash flows from operating activities
Loss from operations	($ 359,403)
Adjustments to reconcile net loss to net cash used in operating activities
Changes in operating assets and liabilities
Increase (decrease) in:
Accounts payable	(805)
Accrued expenses	(6,662)
Other current assets	(4,360)
Other liabilities	9,462
Net cash (used) in operating activities	(361,768)

Cash flows from investing activities
Purchase of property, plant and equipment, net	(9,458)
Acquisition of intangible and other assets	(15,889)
Net cash (used in) investing activities	(25,347)

Cash flows from financing activities
Repayment of member loans, net	(23,689)
Issuance of shares, net of issuance costs	600,000
Net cash provided by financing activities	576,311

Net change in cash and cash equivalents	189,196
Cash and cash equivalents at beginning of period	355
Cash and cash equivalents at end of period	$ 189,551

The following Pro Forma Condensed Balance Sheet and statement of operations have been prepared based upon the historical audited financial statements of College Tonight and Simex as of December 31, 2006, and for the period ended December 31, 2006, and the unaudited historical financial statements of College Tonight and Simex as of September 30, 2007 and for the period ended September 30, 2007, and gives effect to the merger of the two companies, showing College Tonight as the “accounting acquirer.”

The following Pro Forma Condensed financial information are not necessarily indicative of the actual results of operations that would have been reported if the events described above had occurred as of June 3, 2006 (the date of inception of College Tonight), nor do they purport to indicate the results of College Tonight’s future operations.  Furthermore, the pro forma results do not give effect to all cost savings or incremental costs that may occur as a result of the integration and consolidation of the companies.

SIMEX TECHNOLOGIES, INC.

PRO FORMA CONDENSED BALANCE SHEET

SEPTEMBER 30, 2007

(UNAUDITED)

			Pro Forma		Pro Forma
	Simex	College Tonight	Adjustments		Consolidated
ASSETS

Cash and cash equivalents	$ 979	$ 189,551	$ 966,084	A	$ 0,089
			(76,525)	B
Other current assets	-	4,360			4,360
Total current assets	979	193,911			1,084,449

Property and equipment, net	-	9,458			9,458
Intangible asset	-	1,300			1,300
Other assets	-	14,589			14,589
Total assets	$ 979	$ 219,258	$ 889,559		$ 1,109,796

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Officer advance	$ 45,000	$ -	($ 45,000)	B	$ -
Accounts payable	112,453	6,125	(112,453)	B	6,125
Accrued expenses	6,254	-	(6,254)	C	-
Notes payable	182,000	7,000	(182,000)	C	7,000
Other liabilities	-	9,462			9,462
Total current liabilities	345,707	22,587			22,587

Total liabilities	345,707	22,587			22,587

See the Notes to the Unaudited Pro Forma Condensed Financial Information.

SIMEX TECHNOLOGIES, INC.

PRO FORMA CONDENSED BALANCE SHEET

SEPTEMBER 30, 2007

(UNAUDITED)

(continued)

SHAREHOLDERS' EQUITY
Series A Convertible Preferred stock	$ -	$ -			$ -

Common stock	38,362	2,413	$ 2,599	A	32,612
			953	C
			21,715	D
			(33,430)	E
Additional paid-in capital	10,902,994	529,772	963,485	A	1,309,184
			187,301	C
			(21,715)	D
			(11,128,613)	E
			(157,470)	E
			33,430	E
Accumulated deficit	(11,128,613)	(335,514)	80,928	B	(254,586)
			11,128,613	E
Treasury stock	(157,470)	-	157,470	E	-

Total shareholders’ (deficit) equity	(344,727)	196,671			1,087,210

Total liabilities and shareholders’ deficit	$ 979	$ 219,258	$ 889,559		$ 1,109,797

See the Notes to the Unaudited Pro Forma Condensed Financial Information.

SIMEX TECHNOLOGIES, INC.

PRO FORMA CONDENSED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

(UNAUDITED)

			Pro Forma
	Simex	College Tonight (1)	Consolidated

Revenue	$ -	$ 1,000	$ 1,000

Selling, general and administrative expenses	36,725	44,722	81,447

Net loss from operations before other income (expense)	(36,725)	(43,722)	(80,447)

Other income (expense):
Interest expense	(7,225)	(662)	(7,887)
Gain on settlement of debt	204,632	-	204,632
Net other income (expense)	197,407	(662)	196,745

Net income (loss)	$ 160,682	($ 44,384)	$ 116,298

(1) For the period from inception (July 3, 2006) to December 31, 2006.

See the Notes to the Unaudited Pro Forma Condensed Financial Information.

SIMEX TECHNOLOGIES, INC.

PRO FORMA CONDENSED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2007

(UNAUDITED)

			Pro Forma
	Simex	College Tonight	Consolidated

Revenue	$ -	$ 4,834	$ 4,834

Selling, general and administrative expenses	127,764	364,526	492,290

Net loss from operations before other income (expense)	(127,764)	(359,692)	(487,456)

Other income (expense):
Interest expense	(6,624)	(845)	(7,469)
Interest income	-	1,134	1,134
Gain on settlement of debt	118,209	-	118,209
Net other income	111,585	289	111,874

Net loss	($ 16,179)	($ 359,403)	($ 375,582)

See the Notes to the Unaudited Pro Forma Condensed Financial Information.

SIMEX TECHNOLOGIES, INC.

Notes to the Unaudited Pro Forma Condensed Financial Information

A.

Issuance of 2,598,750 shares of post-split common stock for gross proceeds of $1,039,500 at $0.40 per post-split share; Offering costs of $73,416 were charged to paid in capital.

B.

Payment of $76,525 to settle $142,453 of accrued liabilities of Simex.

C.

Issuance of 953,204 shares of post-split common stock on the conversion of notes payable of $182,000 plus accrued interest of $6,254

D.

To record effect of conversion of 2,412,800 shares of Series A Convertible Preferred Stock issued in the merger to the shareholders of College Tonight into 24,128,000 shares of Common Stock

E.

To record the reverse acquisition of Simex by effectively issuing 4,931,742 post-split shares of common stock that remained outstanding to historical Simex shareholders, after giving effect to cancellation of treasury shares and one for four reverse split.